Securities and Exchange Commission
                            Washington, D.C. 20549

                                 Form 8-K

                              Current Report


                      Pursuant to Section 13 or 15(d) of
                    the Securities and Exchange Commission


        Date of Report (Date of earliest event reported): October 9, 2000.


                               USURF America, Inc.
             (Exact name of registrant as specified in its charter)

         Nevada                     1-15383                72-1482416
(State or other jurisdiction   (Commission File No.)    (I.R.S. Employer
     of incorporation)                                 Identification No.)


            8748 Quarters Lake Road, Baton Rouge, Louisiana 70809
        (Address of principal executive offices, including zip code)


      Registrant's telephone number, including area code: (225) 922-7744

                                   Form 8-K

                              USURF America, Inc.

Item 5.  Other Events

On October 9, 2000 USURF America, Inc., a Nevada corporation (the "Company"), entered into a Common Stock Purchase Agreement (the "Purchase Agreement") with Fusion Capital Fund II, LLC ("Fusion"). Under the Purchase Agreement, the Company has the right to sell to Fusion up to $10,000,000 of its Common Stock. A copy of the Purchase Agreement is attached to this Current Report on Form 8-K as Exhibit 10.1.

In connection with the execution of the Purchase Agreement, the Company and Fusion executed a Registration Rights Agreement, with respect to all of the shares required to be issued by the Company under the Purchase Agreement.
A copy of the Registration Rights Agreement is attached to this Current Report on Form 8-K as Exhibit 10.2.

The cash proceeds derived by the Company under the Purchase Agreement are expected to be utilized by the Company primarily for the expansion of its wireless Internet access business.

Attached to this Current Report on Form 8-K as Exhibit 10.3 is a copy of the Company's press release, dated October 10, 2000, wherein the agreement with Fusion is announced.

Item 7.  Financial Statements and Exhibits

     (a)  Exhibits:

          Exhibit No.     Description

            10.1 Common Stock Purchase Agreement, dated October 9, 2000, between the Company and Fusion Capital Fund II, LLC.

            10.2 Registration Rights Agreement, dated October 9, 2000, between the Company and Fusion Capital Fund II, LLC.

            10.3          Company Press Release, dated October 10, 2000.


                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: October 10, 2000.           USURF AMERICA, INC.


                                   By: /s/ David M. Loflin
                                        David M. Loflin
                                        President

EXHIBIT INDEX

Exhibit No.		Description

  10.1 Common Stock Purchase Agreement, dated October 9, 2000, between the Company and Fusion Capital Fund II, LLC.

  10.2 Registration Rights Agreement, dated October 9, 2000, between the Company and Fusion Capital Fund II, LLC.

  10.3            Company Press Release, dated October 10, 2000.

------------
EXHIBIT 10.1
------------

                                COMMON STOCK PURCHASE AGREEMENT

COMMON STOCK PURCHASE AGREEMENT (the "Agreement"), dated as of October 9, 2000 by and between USURF AMERICA, INC., a Nevada corporation (the "Company"), and FUSION CAPITAL FUND II, LLC (together with its permitted assigns, the "Buyer"). Capitalized terms used herein and not otherwise defined herein are defined in Section 10 hereof.

                                           WHEREAS:

Subject to the terms and conditions set forth in this Agreement, the Company wishes to sell to the Buyer, and the Buyer wishes to buy from the Company, up to Ten Million Dollars ($10,000,000) of the Company's common stock, par value $.0001 per share (the "Common Stock"). The shares of Common Stock to be purchased hereunder are referred to herein as the "Purchase Shares."

NOW THEREFORE, the Company and the Buyer hereby agree as follows:

     1.  PURCHASE OF COMMON STOCK.

     Subject to the terms and conditions set forth in Sections 6, 7 and 9 below, the Company hereby agrees to sell to the Buyer, and the Buyer hereby agrees to purchase from the Company, shares of Common Stock as follows:

       (a) Commencement of Purchases of Common Stock. The purchase and sale of Common Stock hereunder shall commence (the "Commencement") within five (5) Trading Days following the date of satisfaction (or waiver) of the conditions to the Commencement set forth in Sections 6 and 7 below (or such later date as is mutually agreed to by the Company and the Buyer), (the date of such Commencement, the "Commencement Date")

       (b) Buyer's Purchase Rights and Obligations. Subject to the provisions of Section 1(d), the Buyer: (i) shall purchase shares of Common Stock during each Monthly Period equal to the Monthly Base Amount at the Purchase Price in accordance with Section 1(e), and (ii) at any time on or after the Maturity Date, shall have the right to purchase shares of Common Stock up to the entire remaining Available Amount at the Purchase Price in accordance with Section 1(e). Within three (3) Trading Days of receipt of Purchase Shares, the Buyer shall pay to the Company an amount equal to the Purchase Amount with respect to such Purchase Shares as full payment for
the Purchase Shares so received.    The Company shall not issue any
fraction of a share of Common Stock upon any purchase. All shares of Common Stock (including fractions thereof) issuable upon a purchase under this Agreement shall be aggregated for purposes of determining whether the purchase would result in the issuance of a fraction of a share of Common Stock. If, after the aforementioned aggregation, the issuance would result in the issuance of a fraction of a share of Common Stock, the Company shall round such fraction of a share of Common Stock up or down to the nearest whole share. All payments made under this Agreement shall be made in lawful money of the United States of America by check or wire transfer of immediately available funds to such account as the Company may from time to time designate by written notice in accordance with the provisions of this Agreement. Whenever any amount expressed to be due by the terms of this Agreement is due on any day which is not a Trading Day, the same shall instead be due on the next succeeding day which is a Trading Day.

       (c) Company's Mandatory Purchase Rights. If (A) the Closing Sale Price of the Common Stock on each of the five (5) Trading Days immediately prior to the first Trading Day of any Monthly Period is at least $5.00 and
(B) no Event of Default has occurred and is continuing, then the Company shall have the right, so long as no Event of Default has occurred and is continuing and so long as the Sale Price of the Common Stock remains at least $5.00, by delivering written notice (a "Mandatory Purchase Notice") to the Buyer on or prior to the first Trading Day of such Monthly Period to require that the Buyer purchase at the Purchase Price such Available Amount as specified by the Company in the Mandatory Purchase Notice during the next two Monthly Periods on such Trading Days during such Monthly Periods as the Buyer shall determine. The Company acknowledges and agrees that the Company's mandatory purchase rights represent an agreement by the Buyer to extend financial accommodations to the Company. Accordingly, it shall be a condition to the exercise of the Company's Mandatory Purchase Rights that no Event of Default shall have occurred and is continuing, and the Company's delivery of a Mandatory Purchase Notice shall be deemed a representation to the Buyer that no Event of Default has occurred and is continuing. The Company may revoke a Mandatory Purchase Notice, in whole or in part, by delivering written notice thereof to the Buyer (a "Revocation of Mandatory Purchase Notice"). A Revocation of Mandatory Purchase Notice shall be effective only as to Purchase Notices which are in excess of the Monthly Base Amount and which have a Purchase Date later than three (3) Trading Days after receipt by the Buyer of the Revocation of Mandatory Purchase Notice. Any Purchase Notices submitted by the Buyer which have a Purchase Date on or prior to the third (3rd) Trading Day after receipt by the Buyer of the Revocation of Mandatory Purchase Notice must be honored by the Company as otherwise provided herein.

       (d)  Limitations on Purchases.

            (i) Exchange Cap Limitation. The Company shall not effect any purchase under this Agreement and the Buyer shall not have the right to purchase shares of Common Stock under this Agreement to the extent that after giving effect to such purchase the "Exchange Cap" shall be deemed to be reached. The "Exchange Cap" shall be deemed to be reached at such time if, upon submission of a Purchase Notice under this Agreement, the issuance of such shares of Common Stock would exceed that number of shares of Common Stock which the Company may issue under this Agreement without breaching the Company's obligations under the rules or regulations of the Principal Market.

            (ii) Limitation on Beneficial Ownership. The Company shall not effect any sale under this Agreement and the Buyer shall not have the right to purchase shares of Common Stock under this Agreement to the extent that after giving effect to such purchase the Buyer together with its affiliates would beneficially own in excess of 9.9% of the outstanding shares of the Common Stock following such purchase. For purposes hereof, the number of shares of Common Stock beneficially owned by the Buyer and its affiliates or acquired by the Buyer and its affiliates, as the case may be, shall include the number of shares of Common Stock issuable in connection with a Purchase Notice under this Agreement with respect to which the determination is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (1) a purchase of the remaining Available Amount which has not been submitted for purchase, and
(2) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company (including, without limitation, any warrants) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Buyer and its affiliates. If the 9.99% limitation is ever reached, this shall not effect or limit the Buyer's obligation to purchase the Monthly Base Amount or the Company's Mandatory Purchase Rights as otherwise provided in this Agreement. For purposes of this Section, in determining the number of outstanding shares of Common Stock the Buyer may rely on the number of outstanding shares of Common Stock as reflected in (1) the Company's most recent Form 10-Q or Form 10-K, as the case may be, (2) a more recent public announcement by the Company or (3) any other written communication by the Company or its transfer agent setting forth the number of shares of Common Stock outstanding. Upon the reasonable written or oral request of the Buyer, the Company shall promptly confirm orally and in writing to the Buyer the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to any purchases under this Agreement by the Buyer since the date as of which such number of outstanding shares of Common Stock was reported. Except as otherwise set forth herein, for purposes of this
Section 1(d)(ii), beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended.

            (iii) Company's Right to Suspend Purchases. If at any time the Closing Sale Price of the Common Stock is below the Fixed Purchase Price for three consecutive Trading Days, the Company shall have three (3) Trading Days from the last day of such three consecutive Trading Day Period to give written notice (a "Purchase Suspension Notice") to the Buyer suspending any and all purchases by the Buyer under this Agreement. The Purchase Suspension Notice shall be effective only for Purchase Notices which have a Purchase Date later than three (3) Trading Days after receipt of the Purchase Suspension Notice by the Buyer. Any Purchase Notices submitted by the Buyer which have a Purchase Date on or prior to the third
(3rd) Trading Day after receipt by the Buyer of the Company's Purchase Suspension Notice must be honored by the Company as otherwise provided herein. Such purchase suspension shall continue in effect until the earlier of: (A) revocation in writing by the Company, at its sole discretion; or (B) such time as the Sale Price of the Common Stock is above the Fixed Purchase Price.

       (e) Mechanics of Purchasing. The purchase of shares of Common Stock under this Agreement shall be conducted in the following manner:

            (i)  Buyer's Delivery Requirements.  To purchase shares of
Common Stock under this Agreement on any date, the Buyer shall transmit by facsimile (or otherwise deliver) on or prior to 11:59 p.m., Central Time on such date, a copy of a fully executed notice of purchase substantially in the form attached hereto as Exhibit A (the "Purchase Notice") to the Company.

            (ii) Company's Response. Upon receipt by the Company of a copy of a Purchase Notice, the Company shall as soon as practicable, but in no event later than one (1) Trading Day after receipt of such Purchase Notice, send via facsimile (or otherwise deliver), a confirmation of receipt of such Purchase Notice in the form attached hereto as Exhibit B (a "Company Confirmation of Purchase Notice") to (1) the Buyer and (2) along with a copy of the Purchase Notice, the Company's designated transfer agent (the "Transfer Agent"), which confirmation shall constitute an irrevocable instruction to the Transfer Agent to process such Purchase Notice in accordance with the terms herein. Upon receipt by the Transfer Agent of a copy of the executed Purchase Notice and a copy of the applicable Company Confirmation of Purchase Notice, the Transfer Agent shall, on the first
(1st) Trading Day following the date of receipt of the Company Confirmation of Purchase Notice, (A) provided the Transfer Agent is participating in The Depository Trust Company's ("The DTC") Fast Automated Securities Transfer Program, credit such aggregate number of shares of Common Stock to which the Buyer shall be entitled to the Buyer's or its designee's balance account with The DTC through its Deposit Withdrawal At Custodian ("DWAC") system, or (B) if the Transfer Agent is not participating in The DTC Fast Automated Securities Transfer Program and DWAC system, issue and surrender to a common carrier for overnight delivery to the address as specified in the Purchase Notice, a certificate, registered in the name of the Buyer or its designee, for the number of shares of Common Stock to which the Buyer shall be entitled.

            (iii) Dispute Resolution. In the case of a dispute as to the determination of the Purchase Price or the arithmetic calculation of the Purchase Rate, the Company shall instruct the Transfer Agent to issue to the Buyer the number of shares of Common Stock that is not disputed and shall submit the disputed determinations or arithmetic calculations to the Buyer via facsimile within one (1) Trading Day of receipt of the Buyer's Purchase Notice. If the Buyer and the Company are unable to agree upon the determination of the Purchase Price or arithmetic calculation of the Purchase Rate within one (1) Trading Day of such disputed determination or arithmetic calculation being submitted to the Buyer, then the Company shall within one (1) Trading Day submit via facsimile (A) the disputed determination of the Purchase Price to an independent, reputable investment bank selected by the Company and approved by the Buyer or (B) the disputed arithmetic calculation of the Purchase Rate to the Company's independent, outside accountant. The Company shall cause the investment bank or the accountant, as the case may be, to perform the determinations or calculations and notify the Company and the Buyer of the results no later than the fifth (5th) day after the date it receives the disputed determinations or calculations. Such investment bank's or accountant's determination or calculation, as the case may be, shall be binding upon all parties absent manifest error.

            (iv) Record Holder. The person or persons entitled to receive the shares of Common Stock issuable upon a purchase under this Agreement shall be treated for all purposes as the record holder or holders of such shares of Common Stock on the Purchase Date.

            (v) Company's Failure to Timely Deliver Shares. If within five (5) Trading Days after the Company's receipt of a copy of the Purchase Notice properly submitted in accordance with the term and conditions of this Agreement (subject to extension in accordance with Section 1(e)(iii) for a good faith dispute made in accordance with the terms of Section 1(e)(iii)) (the "Share Delivery Period"), the Transfer Agent shall fail to issue Purchase Shares via credit to the Buyer's account with DTC for the number of Purchase Shares to which such Buyer is entitled upon such Buyer's submission of the applicable Purchase Notice (a "Purchase Failure"), in addition to all other available remedies which such Buyer may pursue under applicable laws and this Agreement (including indemnification obligations of the Company set forth in Section 8 hereof), the Company shall pay in cash, on demand, additional damages to the Buyer for each day after such fifth (5th) Trading Day that the issuance of such Purchase Shares is not timely effected, in an amount equal to 1.5% of the product of (I) the number of Purchase Shares not issued to the Buyer on a timely basis pursuant to Section 1(e)(ii) and to which such Buyer is entitled and (II) the Closing Sale Price of the Common Stock on the Purchase Date.

            (vi) Book Entry. Notwithstanding anything to the contrary set forth herein, upon purchase of any portion of the Available Amount in accordance with the terms hereof, the Buyer shall not be required to physically surrender this Agreement to the Company. The Buyer and the Company shall each maintain records showing the remaining Available Amount and the dates and Purchase Amounts for each purchase or shall use such other method, reasonably satisfactory to the Buyer and the Company, so as not to require physical surrender of this Agreement upon each purchase.
The Buyer and any assignee, by acceptance of this Agreement, acknowledge and agree that, by reason of the provisions of this paragraph, following purchase of any portion of the Available Amount, the remaining Available Amount under this Agreement shall be less than the aggregate Available Amount set forth on the face hereof.

       (f) Taxes. The Company shall pay any and all taxes that may be payable with respect to the issuance and delivery of any shares of Common Stock to the Buyer made under of this Agreement.

     2.  BUYER'S REPRESENTATIONS AND WARRANTIES.

     The Buyer represents and warrants to the Company that:

       (a) Investment Purpose. The Buyer is entering into this Agreement and acquiring the Commitment Shares and the Warrants (each as defined in Section 7(b) hereof) (this Agreement, the Commitment Shares and the Warrants are collectively referred to herein as the "Securities"), for its own account for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof; provided however, by making the representations herein, the Buyer does not agree to hold any of the Securities for any minimum or other specific term.

       (b) Accredited Investor Status. The Buyer is an "accredited investor" as that term is defined in Rule 501(a)(3) of Regulation D.

       (c) Reliance on Exemptions. The Buyer understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and the Buyer's compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of the Buyer to acquire the Securities.

       (d) Information. The Buyer has been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities that have been reasonably requested by the Buyer, including, without limitation, the SEC Documents (as defined in Section 3(f) hereof). The Buyer understands that its investment in the Securities involves a high degree of risk. The Buyer
(i) is able to bear the economic risk of an investment in the Securities including a total loss, (ii) has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the proposed investment in the Securities and (iii) has had an opportunity to ask questions of and receive answers from the officers of the Company concerning the financial condition and business of the Company and others matters related to an investment in the Securities. Neither such inquiries nor any other due diligence investigations conducted by the Buyer or its representatives shall modify, amend or affect the Buyer's right to rely on the Company's representations and warranties contained in
Section 3 below. The Buyer has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Securities. The Buyer acknowledges that the Company currently lacks capital with which to exploit, on a full-scale basis, its wireless Internet access and other wireless products and that the Company expects that it may remain in substantially the same position unless the Company is able to obtain additional funding.

       (e) No Governmental Review. The Buyer understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

       (f) Transfer or Resale. The Buyer understands that except as provided in the Registration Rights Agreement (as defined in Section 6(a) hereof): (i) the Securities have not been and are not being registered under the 1933 Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder or (B) an exemption exists permitting such Securities to be sold, assigned or transferred without such registration; (ii) any sale of the Securities made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of the Securities under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the 1933 Act) may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and (iii) neither the Company nor any other person is under any obligation to register such securities under the 1933 Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder.

       (g) Validity; Enforcement. This Agreement has been duly and validly authorized, executed and delivered on behalf of the Buyer and is a valid and binding agreement of the Buyer enforceable against the Buyer in accordance with its terms, subject as to enforceability to general principles of equity and to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors' rights and remedies.

       (h)  Residency.  The Buyer is a resident of the State of Illinois.

       (i) No Prior Short Selling. The Buyer represents and warrants to the Company that at no time prior to the date of this Agreement has any of the Buyer, its agents, associates, representatives or affiliates engaged in or effected, in any manner whatsoever, directly or indirectly, any (i) "short sale" (as such term is defined in Rule 3b 3 of the 1934 Act) of the Common Stock or (ii) hedging transaction, which establishes a net short position with respect to the Common Stock.

     3.  REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

     The Company represents and warrants to the Buyer that:

       (a) Organization and Qualification. The Company and its "Subsidiaries" (which for purposes of this Agreement means any entity in which the Company, directly or indirectly, owns 50% or more of the voting stock or capital stock or other similar equity interests) are corporations duly organized and validly existing in good standing under the laws of the jurisdiction in which they are incorporated, and have the requisite corporate power and authority to own their properties and to carry on their business as now being conducted. Each of the Company and its Subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing could not reasonably be expected to have a Material Adverse Effect. As used in this Agreement, "Material Adverse Effect" means any material adverse effect on any of: (i) the business, properties, assets, operations, results of operations or financial condition of the Company and its Subsidiaries, if any, taken as a whole, (ii) the value of the Common Stock, (iii) the transactions contemplated hereby or by the agreements and instruments to be entered into in connection herewith or (iv) the authority or ability of the Company to perform its obligations under the Transaction Documents (as defined in Section 2(b) hereof). The Company has no Subsidiaries except as set forth on Schedule 3(a).

       (b) Authorization; Enforcement; Validity. (i) The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement, the Warrant Agreement (as defined in Section 7(b) hereof), the Registration Rights Agreement (as defined in
Section 6(a) hereof) and each of the other agreements entered into by the parties hereto in connection with the transactions contemplated by this Agreement (collectively, the "Transaction Documents"), and to issue the Securities in accordance with the terms hereof and thereof, (ii) the execution and delivery of the Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby, including without limitation, the issuance of the Commitment Shares and the reservation for issuance and the issuance of the Purchase Shares issuable under this Agreement, have been duly authorized by the Company's Board of Directors and no further consent or authorization is required by the Company, its Board of Directors or its shareholders, (iii) this Agreement has been, and each other Transaction Document shall be on the Commencement Date, duly executed and delivered by the Company and (iv) this Agreement constitutes, and each other Transaction Document upon its execution on behalf of the Company, shall constitute, the valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors' rights and remedies.

       (c) Capitalization. As of the date hereof, the authorized capital stock of the Company consists of (i) 100,000,000 shares of Common Stock, of which as of the date hereof, 15,105,010 shares are issued and outstanding no shares are held as treasury shares, no shares are reserved for issuance pursuant to the Company's stock option plans, 395,477 shares are issuable and reserved for issuance pursuant to securities (other than stock options issued pursuant to the Company's stock option plans) exercisable or exchangeable for, or convertible into, shares of Common Stock and (ii) no shares of Preferred Stock are issued and outstanding. All of such outstanding shares have been, or upon issuance will be, validly issued and are fully paid and nonassessable. Except as disclosed in Schedule 3(c),
(i) no shares of the Company's capital stock are subject to preemptive rights or any other similar rights or any liens or encumbrances suffered or permitted by the Company, (ii) there are no outstanding debt securities,
(iii) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its Subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its Subsidiaries or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its Subsidiaries, (iv) there are no agreements or arrangements under which the Company or any of its Subsidiaries is obligated to register the sale of any of their securities under the 1933 Act (except the Registration Rights Agreement),
(v) there are no outstanding securities or instruments of the Company or any of its Subsidiaries which contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to redeem a security of the Company or any of its Subsidiaries, (vi) there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Securities as described in this Agreement and (vii) the Company does not have any stock appreciation rights or "phantom stock" plans or agreements or any similar plan or agreement. The Company has furnished to the Buyer true and correct copies of the Company's Certificate of Incorporation, as amended and as in effect on the date hereof (the "Certificate of Incorporation"), and the Company's By-laws, as amended and as in effect on the date hereof (the "By-laws"), and summaries of the terms of all securities convertible into or exercisable for Common Stock, if any, and copies of any documents containing the material rights of the holders thereof in respect thereto.

       (d) Issuance of Securities. The Commitment Shares have been duly authorized and, upon issuance in accordance with the terms hereof, shall be
(i) validly issued, fully paid and non-assessable and (ii) free from all taxes, liens and charges with respect to the issue thereof. 4,000,000 shares of Common Stock have been duly authorized and reserved for issuance upon purchase under this Agreement. Upon issuance and payment therefore in accordance with the terms and conditions of this Agreement, the Purchase Shares shall be validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof, with the holders being entitled to all rights accorded to a holder of Common Stock.

       (e) No Conflicts. Except as disclosed in Schedule 3(e), the execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the reservation for issuance and issuance of the Purchase Shares) will not (i) result in a violation of the Certificate of Incorporation, any Certificate of Designations, Preferences and Rights of any outstanding series of preferred stock of the Company or the By-laws or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party, or result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations and the rules and regulations of the Principal Market applicable to the Company or any of its Subsidiaries) or by which any property or asset of the Company or any of its Subsidiaries is bound or affected, except in the case of conflicts, defaults and violations under clause (ii), which could not reasonably be expected to result in a Material Adverse Effect. Except as disclosed in Schedule 3(e), neither the Company nor its Subsidiaries is in violation of any term of or in default under its Certificate of Incorporation, any Certificate of Designation, Preferences and Rights of any outstanding series of preferred stock of the Company or By-laws or their organizational charter or by-laws, respectively. Except as disclosed in Schedule 3(e), neither the Company nor any of its Subsidiaries is in violation of any term of or in default under any material contract, agreement, mortgage, indebtedness, indenture, instrument, judgment, decree or order or any statute, rule or regulation applicable to the Company or its Subsidiaries, except for possible conflicts, defaults, terminations or amendments which could not reasonably be expected to have a Material Adverse Effect. The business of the Company and its Subsidiaries is not being conducted, and shall not be conducted, in violation of any law, ordinance, regulation of any governmental entity, except for possible violations, the sanctions for which either individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect. Except as specifically contemplated by this Agreement and as required under the 1933 Act, the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency or any regulatory or self-regulatory agency in order for it to execute, deliver or perform any of its obligations under or contemplated by the Transaction Documents in accordance with the terms hereof or thereof. Except as disclosed in
Schedule 3(e), all consents, authorizations, orders, filings and registrations which the Company is required to obtain pursuant to the preceding sentence shall be obtained or effected on or prior to the Commencement Date,. Except as disclosed in Schedule 3(e), the Company is not and has not been since January 1, 1999, in violation of the listing requirements of the Principal Market.

       (f)  SEC Documents; Financial Statements. Except as disclosed in
Schedule 3(f), since January 1, 1999, the Company has timely filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "1934 Act") (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein being hereinafter referred to as the "SEC Documents").
 As of their respective dates (except as they have been correctly amended), the SEC Documents complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC (except as they may have been correctly amended), contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. As of their respective dates (except as they have been correctly amended), the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).

       (g) Absence of Certain Changes. Except as disclosed in Schedule 3(g), since June 30, 2000, there has been no material adverse change in the business, properties, operations, financial condition or results of operations of the Company or its Subsidiaries. The Company has not taken any steps, and does not currently expect to take any steps, to seek protection pursuant to any bankruptcy law nor does the Company or any of its Subsidiaries have any knowledge or reason to believe that its creditors intend to initiate involuntary bankruptcy proceedings.

       (h) Absence of Litigation. There is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company or any of its Subsidiaries, threatened against or affecting the Company, the Common Stock or any of the Company's Subsidiaries or any of the Company's or the Company's Subsidiaries' officers or directors in their capacities as such, which could reasonably be expected to have a
Material Adverse Effect.   A description of each action, suit, proceeding,
inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body which, as of the date of this Agreement, is pending or threatened in writing against or affecting the Company, the Common Stock or any of the Company's Subsidiaries or any of the Company's or the Company's Subsidiaries' officers or directors in their capacities as such, is set forth in Schedule 3(h).

       (i) Acknowledgment Regarding Buyer's Status. The Company acknowledges and agrees that the Buyer is acting solely in the capacity of arm's length purchaser with respect to the Transaction Documents and the transactions contemplated hereby and thereby. The Company further acknowledges that the Buyer is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated hereby and thereby and any advice given by the Buyer or any of its representatives or agents in connection with the Transaction Documents and the transactions contemplated hereby and thereby is merely incidental to the Buyer's purchase of the Securities. The Company further represents to the Buyer that the Company's decision to enter into the Transaction Documents has been based solely on the independent evaluation by the Company and its representatives and advisors.

       (j) No General Solicitation. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the 1933 Act) in connection with the offer or sale of the Securities.

       (k) No Integrated Offering. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of any of the Securities under the 1933 Act or cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of the 1933 Act or any applicable shareholder approval provisions, including, without limitation, under the rules and regulations of any exchange or automated quotation system on which any of the securities of the Company are listed or designated, nor will the Company or any of its Subsidiaries take any action or steps that would require registration of any of the Securities under the 1933 Act or cause the offering of the Securities to be integrated with other offerings.

       (l) Dilutive Effect. The Company understands and acknowledges that the number of Purchase Shares purchasable under this Agreement will increase in certain circumstances. The Company further acknowledges that its obligation to issue Purchase Shares under this Agreement in accordance with the term and conditions hereof is absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interests of other shareholders of the Company.

       (m) Intellectual Property Rights. The Company and its Subsidiaries own or possess adequate rights or licenses to use all material trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and rights necessary to conduct their respective businesses as now conducted. Except as set forth on
Schedule 3(m), none of the Company's material trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, government authorizations, trade secrets or other intellectual property rights have expired or terminated, or, by the terms and conditions thereof, could expire or terminate within two years from the date of this Agreement. The Company and its Subsidiaries do not have any knowledge of any infringement by the Company or its Subsidiaries of any material trademark, trade name rights, patents, patent rights, copyrights, inventions, licenses, service names, service marks, service mark registrations, trade secret or other similar rights of others, or of any such development of similar or identical trade secrets or technical information by others and, except as set forth on Schedule 3(m), there is no claim, action or proceeding being made or brought against, or to the Company's knowledge, being threatened against, the Company or its Subsidiaries regarding trademark, trade name, patents, patent rights, invention, copyright, license, service names, service marks, service mark registrations, trade secret or other infringement, which could reasonably be expected to have a Material Adverse Effect.

       (n) Environmental Laws. The Company and its Subsidiaries (i) are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except where, in each of the three foregoing clauses, the failure to so comply could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

       (o) Title. The Company and its Subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them which is material to the business of the Company and its Subsidiaries, in each case free and clear of all liens, encumbrances and defects except such as are described in
Schedule 3(o) or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and any of its Subsidiaries. Any real property and facilities held under lease by the Company and any of its Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its Subsidiaries.

       (p) Insurance. The Company and each of its Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company and its Subsidiaries are engaged. Neither the Company nor any such Subsidiary has been refused any insurance coverage sought or applied for and neither the Company nor any such Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not materially and adversely affect the condition, financial or otherwise, or the earnings, business or operations of the Company and its Subsidiaries, taken as a whole.

       (q) Regulatory Permits. The Company and its Subsidiaries possess all material certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses, and neither the Company nor any such Subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit.

       (r) Tax Status. The Company and each of its Subsidiaries has made or filed all federal and state income and all other material tax returns, reports and declarations required by any jurisdiction to which it is subject (unless and only to the extent that the Company and each of its Subsidiaries has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) and has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and has set aside on its books provision reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim.

       (s) Transactions With Affiliates. Except as set forth on Schedule 3(s) and other than the grant or exercise of stock options disclosed on
Schedule 3(c), none of the officers, directors, or employees of the Company is presently a party to any transaction with the Company or any of its Subsidiaries (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any corporation, partnership, trust or other entity in which any officer, director, or any such employee has an interest or is an officer, director, trustee or partner.

       (t) Application of Takeover Protections. The Company and its board of directors have taken or will take prior to the Commencement Date all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Certificate of Incorporation or the laws of the state of its incorporation which is or could become applicable to the Buyer as a result of the transactions contemplated by this Agreement, including, without limitation, the Company's issuance of the Securities and the Buyer's ownership of the Securities.

       (u) Foreign Corrupt Practices. Neither the Company, nor any of its Subsidiaries, nor any director, officer, agent, employee or other person acting on behalf of the Company or any of its Subsidiaries has, in the course of its actions for, or on behalf of, the Company, used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended; or made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

     4.  COVENANTS.

       (a) Filing of Registration Statement. The Company shall within five (5) Trading Days from the date hereof file a new registration statement covering the sale of at least 4,445,000 shares of Common Stock. The Buyer and its counsel shall have a reasonable opportunity to review and comment upon such registration statement or amendment to such registration statement and any related prospectus prior to its filing with the SEC. The Company shall use its best efforts to have such registration statement or amendment declared effective by the SEC at the earliest possible date.

       (b) Blue Sky. The Company shall, on or before the Commencement Date, take such action, if any, as the Company shall reasonably determine is necessary in order to obtain an exemption for or to qualify the Commitment Shares and the Purchase Shares for sale to the Buyer pursuant to this Agreement under applicable securities or "Blue Sky" laws of the states of the United States, and shall provide evidence of any such action so taken to the Buyer on or prior to the Commencement Date. The Company shall make all filings and reports relating to the offer and sale of the Commitment Shares and the Purchase Shares required under applicable securities or "Blue Sky" laws of the states of the United States following the Commencement Date.

       (c) No Variable Priced Financing. Other than pursuant to this Agreement, the Company agrees that beginning on the date of this Agreement and ending on the date of termination of this Agreement (as provided in Section 9(k) hereof), neither the Company nor any of its Subsidiaries shall, without the prior written consent of the Buyer, contract for any equity financing (including any debt financing with an equity component) or issue any equity securities of the Company or any Subsidiary or securities convertible or exchangeable into or for equity securities of the Company or any Subsidiary (including debt securities with an equity component) which, in any case (i) are convertible into or exchangeable for an indeterminate number of shares of common stock, (ii) are convertible into or exchangeable for Common Stock at a price which varies with the market price of the Common Stock, (iii) directly or indirectly provide for any "re-set" or adjustment of the purchase price, conversion rate or exercise price after the issuance of the security, or (iv) contain any "make-whole" provision based upon, directly or indirectly, the market price of the Common Stock after the issuance of the security, in each case, other than reasonable and customary anti-dilution adjustments for issuance of shares of Common Stock at a price which is below the market price of the Common Stock.

       (d) Listing. The Company shall promptly secure the listing of all of the Purchase Shares, Commitment Shares and Warrant Shares upon each national securities exchange and automated quotation system, if any, upon which shares of Common Stock are then listed (subject to official notice of issuance) and shall maintain, so long as any other shares of Common Stock shall be so listed, such listing of all such securities from time to time issuable under the terms of the Transaction Documents. The Company shall maintain the Common Stock's authorization for quotation on the Principal Market. Neither the Company nor any of its Subsidiaries shall take any action that would be reasonably expected to result in the delisting or suspension of the Common Stock on the Principal Market. The Company shall promptly, and in no event later than the following Trading Day, provide to the Buyer copies of any notices it receives from the Principal Market regarding the continued eligibility of the Common Stock for listing on such automated quotation system or securities exchange. The Company shall pay all fees and expenses in connection with satisfying its obligations under this Section.

       (e) Limitation on Short Sales and Hedging Transactions. The Buyer agrees that beginning on the date of this Agreement and ending on the date of termination of this Agreement as provided in Section 11(k), the Buyer and its agents, representatives and affiliates shall not in any manner whatsoever enter into or effect, directly or indirectly, any (i) "short sale" (as such term is defined in Rule 3b-3 of the 1934 Act) of the Common Stock or (ii) hedging transaction, which establishes a net short position with respect to the Common Stock; provided, however, that such restrictions shall not apply (i) if the Buyer submits after a sale of shares of Common Stock a Purchase Notice entitling the Buyer to receive a number of shares of Common Stock at least equal to the number of shares so sold or (ii) if an Event of Default has occurred, including any failure by the Company to timely issue any Purchase Shares required to be issued pursuant to the terms of this Agreement.

       (f) Limitation on Sales of Commitment Shares. The Buyer agrees that the Buyer shall not transfer or sell the Commitment Shares (as defined in Section 7(b) hereof) until the earlier of (X) 750 calendar days from the date of Commencement or (Y) until this Agreement has been terminated, provided, however, that such restrictions shall not apply: (i) in connection with any transfers to or among affiliates (as defined in the Securities Exchange Act of 1934, as amended), (ii) in connection with any pledge in connection with a bona fide loan or margin account, or (iii) if an Event of Default has occurred, or any event which, after notice and/or lapse of time, would become an Event of Default, including any failure by the Company to timely issue Purchase Shares under this Agreement. Notwithstanding the forgoing, the Buyer may transfer Commitment Shares to a third party in order to settle a sale made by the Buyer where the Buyer reasonably expects the Company to deliver Purchase Shares to the Buyer under this Agreement so long as the Buyer maintains ownership of the same overall number of shares of Common Stock by "replacing" the Commitment Shares so transferred with Purchase Shares when the Purchase Shares are actually issued by the Company to the Buyer.

       (g) Due Diligence. The Buyer shall have the right, from time to time as the Buyer may reasonably deem appropriate, to perform reasonable due diligence on the Company during normal business hours. The Company and its officers and employees shall reasonably cooperate with the Buyer in connection with any reasonable request by the Buyer related to the Buyer's due diligence of the Company.

       (h) Reservation of Shares. The Company shall, so long as any Available Amount is outstanding, reserve and keep available out of its authorized and unissued Common Stock, solely for the purpose of effecting the purchase of the Available Amount, such number of shares of Common Stock as shall from time to time be sufficient to effect the purchase of the entire remaining Available Amount, without regard to any restrictions or limitations on purchases. The Company shall reserve and keep available out of its authorized and unissued Common Stock, solely for the purpose of effecting the purchase of the Warrant Shares, 645,000 Common Stock.

     5.  TRANSFER AGENT INSTRUCTIONS.

     All of the Purchase Shares, Commitment Shares and Warrant Shares (as defined in Section 7(b) hereof) (so long as the a registration statement is available for the resale of the Warrant Shares at the time of issuance of the respective Warrant Shares) to be issued under this Agreement shall be issued without any restrictive legend and shall be issued by the Company's transfer agent via The DTC Fast Automated Securities Transfer Program, by crediting the appropriate number of shares of Common Stock to which the Buyer shall be entitled to the Buyer's or its designee's balance account with The DTC through The DTC DWAC system. The Company shall issue irrevocable instructions to its transfer agent, and any subsequent transfer agent, to issue Purchase Shares and Warrant Shares (so long as the a registration statement is available for the resale of the Warrant Shares at the time of issuance of the respective Warrant Shares) in the name of the Buyer or its respective nominee(s), for the Purchase Shares (the "Irrevocable Transfer Agent Instructions"). The Company warrants to the Buyer that no instruction other than the Irrevocable Transfer Agent Instructions referred to in this Section 5, will be given by the Company to its transfer agent with respect to the Purchase Shares and the Warrant Shares, and that the Commitment Shares, the Purchase Shares and the Warrant Shares shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement and the Registration Rights Agreement subject to the provisions of Section 4(f) in the case of the Commitment Shares.

     6.  CONDITIONS TO THE COMPANY'S OBLIGATION TO COMMENCE
           SALES OF SHARES OF COMMON STOCK.

     The obligation of the Company hereunder to commence sales of the Purchase Shares is subject to the satisfaction of each of the following conditions on or before the Commencement Date, provided that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion by providing the Buyer with prior written notice thereof:

       (a) The Buyer shall have executed each of the Transaction Documents to which it is a party and delivered the same to the Company including the Registration Rights Agreement substantially in the form of Exhibit C hereto (the "Registration Rights Agreement").

       (b) Subject to the Company's compliance with Section 4(a), a registration statement covering the sale of the Commitment Shares, the Warrant Shares and at least 3,000,000 Purchase Shares shall have been declared effective under the 1933 Act by the SEC and no stop order with respect to the Registration Statement shall be pending or threatened by the SEC.

       (c) The representations and warranties of the Buyer shall be true and correct in all material respects as of the date when made and as of the Commencement Date as though made at that time (except for representations and warranties that speak as of a specific date), and the Buyer shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Buyer at or prior to the Commencement Date.

     7.  CONDITIONS TO THE BUYER'S OBLIGATION TO COMMENCE
           PURCHASES OF SHARES OF COMMON STOCK.

     The obligation of the Buyer to commence purchases of Purchase Shares under this Agreement is subject to the satisfaction, on or before the Commencement Date, of each of the following conditions, provided that these conditions are for the Buyer's sole benefit and may be waived by the Buyer at any time in its sole discretion by providing the Company with prior written notice thereof:

       (a) The Company shall have executed each of the Transaction Documents and delivered the same to the Buyer including the Registration Rights Agreement substantially in the form of Exhibit C hereto.

       (b) The Company shall have issued to the Buyer (A) 800,000 shares of Common Stock (the "Commitment Shares") and (B) 645,000 common stock purchase warrants, (the "Warrants") in a form of warrant agreement acceptable to the Buyer (the Warrant Agreement"). The Warrants shall be exercisable for a period of five (5) years from the Commencement Date, granting the Buyer the right to purchase 645,000 shares of Common Stock (the "Warrant Shares") at the following prices: (1) 215,000 Warrant Shares for $1.50, (2) 215,000 Warrant Shares for $2.00 per share and (3) 215,000
Warrant Shares for $2.50 per share. The number of Commitment Shares and Warrant Shares shall be appropriately adjusted for any reorganization, recapitalization, non-cash dividend, stock split or other similar transaction occurring on or prior to the Commencement Date. The Commitment Shares and the Warrant Shares (so long as the a registration statement is available for the resale of the Warrant Shares at the time of issuance of the respective Warrant Shares) shall be issued to the Buyer without any restrictive legend and shall be issued by the Company's transfer agent via The DTC Fast Automated Securities Transfer Program, by crediting the appropriate number of shares of Common Stock to which the Buyer shall be entitled to the Buyer's or its designee's balance account with The DTC through The DTC DWAC system.

       (c) The Common Stock shall be authorized for quotation on the Principal Market, trading in the Common Stock shall not have been within the last 365 days suspended by the SEC or the Principal Market and the Purchase Shares and the Commitment Shares shall be approved for listing upon the Principal Market.

       (d) The Buyer shall have received the opinions of the Company's legal counsel dated as of the Commencement Date in the form of Exhibit D attached hereto.

       (e) The representations and warranties of the Company shall be true and correct in all material respects (except to the extent that any of such representations and warranties is already qualified as to materiality in
Section 3 above, in which case, such representations and warranties shall be true and correct without further qualification) as of the date when made and as of the Commencement Date as though made at that time (except for representations and warranties that speak as of a specific date) and the Company shall have performed, satisfied and complied with the covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Company at or prior to the Commencement Date. The Buyer shall have received a certificate, executed by the CEO, President or CFO of the Company, dated as of the Commencement Date, to the foregoing effect in the form attached hereto as Exhibit E.

       (f) The Board of Directors of the Company shall have adopted resolutions in the form attached hereto as Exhibit F which shall be in full force and effect without any amendment or supplement thereto as of the Commencement Date.

       (g) As of the Commencement Date, the Company shall have reserved out of its authorized and unissued Common Stock, solely for the purpose of effecting purchases hereunder, at least 3,000,000 shares of Common Stock.

       (h) The Irrevocable Transfer Agent Instructions, in the form of Exhibit G attached hereto, shall have been delivered to and acknowledged in writing by the Company and the Company's transfer agent.

       (i) The Company shall have delivered to the Buyer a certificate evidencing the incorporation and good standing of the Company in the State of Nevada issued by the Secretary of State of the State of Louisiana as of a date within ten (10) Trading Days of the Commencement Date.

       (j) The Company shall have delivered to the Buyer a certified copy of the Certificate of Incorporation as certified by the Secretary of State of the State of Nevada within ten (10) Trading Days of the Commencement Date.

       (k) The Company shall have delivered to the Buyer a secretary's certificate executed by the Secretary of the Company, dated as of the Commencement Date, in the form attached hereto as Exhibit H.

       (l) A registration statement covering the sale of all of the Commitment Shares, the Warrant Shares and at least 3,000,000 Purchase Shares shall have been declared effective under the 1933 Act by the SEC and no stop order with respect to the registration statement shall be pending or threatened by the SEC. The Company shall have prepared and delivered to the Buyer a final form of Prospectus to be used by the Buyer in connection with any sales of any Commitment Shares or any Purchase Shares. The Company shall have made all filings under all applicable federal and state securities laws necessary to consummate the issuance of the Commitment Shares and the Purchase Shares pursuant to this Agreement in compliance with such laws.

       (m) No Event of Default has occurred, or any event which, after notice and/or lapse of time, would become an Event of Default has occurred.

       (n) On or prior to the Commencement Date, the Company shall take all necessary action, if any, and such actions as reasonably requested by the Buyer, in order to render inapplicable any control share acquisition, business combination, shareholder rights plan or poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Certificate of Incorporation or the laws of the state of its incorporation which is or could become applicable to the Buyer as a result of the transactions contemplated by this Agreement, including, without limitation, the Company's issuance of the Securities and the Buyer's ownership of the Securities.

     8.  INDEMNIFICATION.

     In consideration of the Buyer's execution and delivery of the Transaction Documents and acquiring the Securities hereunder and in addition to all of the Company's other obligations under the Transaction Documents, the Company shall defend, protect, indemnify and hold harmless the Buyer and all of its affiliates, shareholders, officers, directors, employees and direct or indirect investors and any of the foregoing person's agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the "Indemnitees") from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys' fees and disbursements (the "Indemnified Liabilities"), incurred by any Indemnitee as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Company in the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby, (b) any breach of any covenant, agreement or obligation of the Company contained in the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby, or (c) any cause of action, suit or claim brought or made against such Indemnitee and arising out of or resulting from the execution, delivery, performance or enforcement of the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law.

     9.  EVENTS OF DEFAULT.

     An "Event of Default" shall be deemed to have occurred at any time as any of the following events occurs:

       (a) while any registration statement is required to be maintained effective pursuant to the terms of the Registration Rights Agreement, the effectiveness of such registration statement lapses for any reason (including, without limitation, the issuance of a stop order) or is unavailable to the Buyer for sale of all of the Registrable Securities (as defined in the Registration Rights Agreement) in accordance with the terms of the Registration Rights Agreement, and such lapse or unavailability continues for a period of ten (10) consecutive Trading Days or for more than an aggregate of thirty (30) Trading Days in any 365-day period;

       (b) the suspension from trading or failure of the Common Stock to be listed on the Principal Market for a period of ten (10) consecutive Trading Days or for more than an aggregate of thirty (30) Trading Days in any 365-day period;

       (c) the failure of the Company or the Common Stock to fully meet the requirements for continued listing on the Principal Market for a period of ten (10) consecutive Trading Days or for more than an aggregate of thirty (30) Trading Days in any 365-day period;

       (d) the Company's or the Transfer Agent's notice, verbal or written, to the Buyer, including by way of public announcement, at any time, of its intention not to comply with a proper request for purchase of Purchase Shares under this Agreement that is tendered in accordance with the provisions of this Agreement, or the failure of the Company to deliver a Company Confirmation of Purchase Notice to the Buyer and to the Transfer Agent in accordance with the provisions of this Agreement within two (2) Trading Days after the receipt by the Company of a Purchase Notice (subject to extension in accordance with Section 1(e)(iii) for a good faith dispute made in accordance with the terms of Section 1(e)(iii)); or the failure for any reason by the Transfer Agent to issue Purchase Shares to the Buyer within five (5) Trading Days after the applicable Purchase Date;

       (e) if at any time after the Commencement Date, the "Exchange Cap" is reached (the "Exchange Cap" shall be deemed to be reached at such time if, upon submission of a Purchase Notice under this Agreement, the issuance of such shares of Common Stock would exceed that number of shares of Common Stock which the Company may issue under this Agreement without breaching the Company's obligations under the rules or regulations of the Principal Market);

       (f) the Company breaches any representation, warranty, covenant or other term or condition under any Transaction Document if such breach could have a Material Adverse Effect and except, in the case of a breach of a covenant which is reasonably curable, only if such breach continues for a period of at least ten (10) Trading Days;

       (g) any payment default under any contract whatsoever or any acceleration prior to maturity of any mortgage, indenture, contract or instrument under which there may be issued or by which there may be secured or evidenced any indebtedness for money borrowed by the Company or for money borrowed the repayment of which is guaranteed by the Company, whether such indebtedness or guarantee now exists or shall be created hereafter, which in any case, is in excess of $1,000,000;

       (h) if any Person commences a proceeding against the Company pursuant to or within the meaning of any Bankruptcy Law;

       (i) if the Company pursuant to or within the meaning of any Bankruptcy Law; (A) commences a voluntary case, (B) consents to the entry of an order for relief against it in an involuntary case, (C) consents to the appointment of a Custodian of it or for all or substantially all of its property, (D) makes a general assignment for the benefit of its creditors,
(E) becomes insolvent, or (F) is generally unable to pay its debts as the same become due; or

       (j) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that; (A) is for relief against the Company in an involuntary case, (B) appoints a Custodian of the Company or for all or substantially all of its property, or (C) orders the liquidation of the Company or any Subsidiary.

            In addition to any other rights and remedies under applicable law and this Agreement, including the Buyer termination rights under
Section 11(k) hereof, so long as an Event of Default has occurred and is continuing, or if any event which, after notice and/or lapse of time, would become an Event of Default, has occurred and is continuing, the Buyer shall not be obligated to purchase any shares of Common Stock under this Agreement. If pursuant to or within the meaning of any Bankruptcy Law, the Company commences a voluntary case or any Person commences a proceeding against the Company, a Custodian is appointed for the Company or for all or substantially all of its property, or the Company makes a general assignment for the benefit of its creditors, (any of which would be an Event of Default as described in Sections 9(h), 9(i) and 9(j) hereof) this Agreement shall automatically terminate without any liability or payment to the Company without further action or notice by any Person. No such termination of this Agreement under Section 11(k)(i) shall affect the Company's or the Buyer's obligations under this Agreement with respect to pending purchases and the Company and the Buyer shall complete their respective obligations with respect to any pending purchases under this Agreement.

     10.  CERTAIN DEFINED TERMS.

     For purposes of this Agreement, the following terms shall have the following meanings:

       (a)  "1933 Act" means the Securities Act of 1933, as amended.

       (b) "Available Amount" means initially Ten Million Dollars ($10,000,000) in the aggregate which amount shall be reduced by the Purchase Amount as the Buyer purchases shares of Common Stock pursuant to
Section 1 hereof.

       (c) "Bankruptcy Law" means Title 11, U.S. Code, or any similar federal or state law for the relief of debtors.

       (d)  [Intentionally Omitted]

       (e) "Closing Sale Price" means, for any security as of any date, the last closing trade price for such security on the Principal Market as reported by Bloomberg, or, if the Principal Market is not the principal securities exchange or trading market for such security, the last closing trade price of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg.

       (f)  [Intentionally Omitted]

       (g) "Custodian" means any receiver, trustee, assignee, liquidator or similar official under any Bankruptcy Law.

       (h) "Fixed Purchase Price" means $20.00, appropriately adjusted for any reorganization, recapitalization, non-cash dividend, stock split or other similar transaction.

       (i) "Major Transaction" means any of the following: (A) the consolidation, merger or other business combination of the Company into another Person (other than pursuant to a migratory merger effected solely for the purpose of changing the jurisdiction of incorporation of the Company); (B) any transaction by the Company, including the contract, license, sale or acquisition by the Company of securities, services, assets or property, which involves or which could reasonably be expected to involve a fair value of $5,000,000 or more in a single transaction or series of related transactions; (C) the issuance of debt or equity securities in a transaction or a series of related transactions involving the receipt by the Company of aggregate proceeds of $5,000,000 (including fees and expenses paid with respect to the issuance thereof) or more with any entity other than the Buyer or any of its affiliates; or (D) a purchase, tender or exchange offer made by any person other than the Buyer or any of the Buyer's affiliates to the holders of more than 50% of the outstanding shares of Common Stock.

       (j) "Mandatory Purchase Rights" means the mandatory purchase rights of the Company pursuant to Section 1(c).

       (k) "Maturity Date" means the date that is 750 calendar days (25 Monthly Periods) from the Commencement Date, which such date may be extended by up to an additional three months by the Company, in its sole discretion, by written notice to the Buyer..

       (l) "Monthly Base Amount" means Four Hundred Thousand Dollars ($400,000) per Monthly Period.

       (m) "Monthly Period" means each successive 30 calendar day period commencing with the Commencement Date.

       (n) "Person" means an individual or entity including any limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

       (o)  "Principal Market" means The American Stock Exchange.

       (p) "Purchase Amount means the portion of the Available Amount submitted in a Purchase Notice to be used to purchase Common Stock pursuant to Section 1 hereof.

       (q) "Purchase Date" means the actual date that the Buyer submits a Purchase Notice to the Company to purchase Common Stock hereunder so long as the Buyer shall transmit by facsimile (or otherwise deliver) to the Company on or prior to 11:59 p.m., Central Time on such date.

       (r) "Purchase Price" means, as of any Purchase Date or other date of determination, the lower of the (A) Fixed Purchase Price and (B) the Variable Purchase Price, each in effect as of such date.

       (s) "Purchase Rate" means the number of shares of Common Stock issuable upon purchase of a Purchase Amount as determined in accordance with the following formula: Purchase Amount divided by the Purchase Price.

       (t) "Sale Price" means, for any security as of any date, the trade price for such security on the Principal Market as reported by Bloomberg, or, if the Principal Market is not the principal securities exchange or trading market for such security, the trade price of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg.

       (u)  "SEC" means the United States Securities and Exchange Commission.

       (v) "Trading Day" means any day on which the Principal Market is open for customary trading.

       (w) "Variable Purchase Price" means, as of any Purchase Date or other date of determination, the lower of: (A) the lowest Sale Price of the Common Stock on the Purchase Date or such other date of determination or
(B) the arithmetic average of any three (3) Closing Sale Prices for the Common Stock, selected by the Buyer, during the fifteen (15) consecutive Trading Days ending on the Trading Day immediately preceding such Purchase Date or other date of determination (to be appropriately adjusted for any reorganization, recapitalization, non-cash dividend, stock split or other similar transaction).

     11.  MISCELLANEOUS.

       (a) Governing Law; Jurisdiction; Jury Trial. The corporate laws of the State of Nevada shall govern all issues concerning the relative rights of the Company and its shareholders. All other questions concerning the construction, validity, enforcement and interpretation of this Agreement and the other Transaction Documents shall be governed by the internal laws of the State of Illinois, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Illinois or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of Illinois. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of Chicago, for the adjudication of any dispute hereunder or under the other Transaction Documents or in connection herewith or therewith, or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

       (b) Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile signature.

       (c) Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

       (d) Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

       (e) Entire Agreement; Amendments. This Agreement supersedes all other prior oral or written agreements between the Buyer, the Company, their affiliates and persons acting on their behalf with respect to the matters discussed herein, and this Agreement, the other Transaction
Documents and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Buyer makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be amended other than by an instrument in writing signed by the Company and the Buyer, and no provision hereof may be waived other than by an instrument in writing signed by the party against whom enforcement is sought.

       (f) Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one Trading Day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

              If to the Company:
              USURF America, Inc.
              8748 Quarters Lake Road
              Baton Rouge, Louisiana 70809
              Telephone:  (225) 922-7744
              Facsimile:  (225) 922-9123
              Attention:  David Loflin

              With a copy to:
              Newlan & Newlan
              819 Office Park Circle
              Lewisville, Texas 75057
              Telephone:  (972) 353-3880
              Facsimile:  (972) 353-8304
              Attention:  Eric Newlan

              If to the Buyer:
              Fusion Capital Fund II, LLC
              222 Merchandise Mart Plaza, Suite 9-112
              Chicago, IL 60654
              Telephone:  312-644-6644
              Facsimile:  312-644-6244
              Attention:  Steven G. Martin

              If to the Transfer Agent:
              Securities Transfer Corporation
              2591 Dallas Parkway
              Suite 102
              Frisco, Texas 75034
              Telephone:  (469) 633-0101
              Facsimile:  (469) 633-0088
              Attention:  Kevin Halter, Jr.

            or at such other address and/or facsimile number and/or to the attention of such other person as the recipient party has specified by written notice given to each other party three (3) Trading Days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender's facsimile machine containing the time, date, and recipient facsimile number or (C) provided by a nationally recognized overnight delivery service, shall be rebuttable evidence of personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above, respectively.

       (g) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns. The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Buyer, including by merger or consolidation. The Buyer may not assign its rights under this Agreement without the consent of the Company, other than to an affiliate of the Buyer controlled by Steven G. Martin or Joshua B. Scheinfeld.

       (h) No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

       (i) Publicity. The Buyer shall have the right to approve before issuance any press releases or any other public disclosure (including any filings with the SEC) with respect to the transactions contemplated hereby; provided, however, that the Company shall be entitled, without the prior approval of any Buyer, to make any press release or other public disclosure (including any filings with the SEC) with respect to such transactions as is required by applicable law and regulations (although the Buyer shall be consulted by the Company in connection with any such press release or other public disclosure prior to its release and shall be provided with a copy thereof).

       (j) Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

       (k)  Termination.  This Agreement may be terminated only as follows:

            (i) By the Buyer any time an Event of Default exists without any liability or payment to the Company. However, if pursuant to or within the meaning of any Bankruptcy Law, the Company commences a voluntary case or any Person commences a proceeding against the Company, a Custodian is appointed for the Company or for all or substantially all of its property, or the Company makes a general assignment for the benefit of its creditors, (any of which would be an Event of Default as described in Sections 9(h), 9(i) and 9(j) hereof) this Agreement shall automatically terminate without any liability or payment to the Company without further action or notice by any Person. No such termination of this Agreement under this Section 11(k)(i) shall affect the Company's or the Buyer's obligations under this Agreement with respect to pending purchases and the Company and the Buyer shall complete their respective obligations with respect to any pending purchases under this Agreement.

            (ii) In the event that the Commencement shall not have occurred, the Company shall have the option to terminate this Agreement for any reason or for no reason without liability of any party to any other party. If this Agreement is terminated pursuant to this Section 11(k)(ii), the Company shall issue to the Buyer the 800,000 Commitment Shares immediately prior to the termination hereof. The number of Commitment Shares shall be appropriately adjusted for any reorganization, recapitalization, non-cash dividend, stock split or other similar transaction.

            (iii) In the event that the Commencement shall not have occurred on or before December 31, 2000, due to the failure to satisfy the conditions set forth in Sections 6 and 7 above with respect to the Commencement (and the nonbreaching party's failure to waive such unsatisfied condition(s)), the nonbreaching party shall have the option to terminate this Agreement at the close of business on such date without liability of any party to any other party. If this Agreement is terminated pursuant to this Section 11(k)(iii) prior to the Commencement other than solely as a result of any material breach of the Buyer's obligation hereunder, the Company shall issue to the Buyer the 800,000 Commitment Shares immediately upon the termination hereof. The number of Commitment Shares shall be appropriately adjusted for any reorganization, recapitalization, non-cash dividend, stock split or other similar transaction.

            (iv) If by the Maturity Date, for any reason or for no reason the full Available Amount under this Agreement has not been purchased as provided for in Section 1 of this Agreement, by the Buyer without any liability or payment to the Company.

            (v) At any time after the Commencement Date, and so long as the Company has provided appropriate notice as described below, if during any ten (10) consecutive Trading Days the Closing Sale Price of the Common Stock is below the Fixed Purchase Price for each of such ten (10) Trading Days, the Company shall have three (3) Trading Days to give written notice (a "Company Termination Notice") to the Buyer electing to terminate this Agreement without any liability or payment to the Buyer (a "Company Termination"). The Company Termination Notice shall not be effective until three (3) Trading Days after it has been received by the Buyer. Any Purchase Notices submitted by the Buyer which have a Purchase Date on or prior to the third (3rd) Trading Day after receipt by the Buyer of the Company Termination Notice, must be honored by the Company as otherwise provided herein. The Company may not deliver a Company Termination Notice or otherwise effect a Company Termination in anticipation of or in connection with a Major Transaction until such Major Transaction (whether or not consummated) has been publicly disclosed for a period of at least
sixty (60) Trading Days.   In the event that within sixty (60) Trading Days
of a Company Termination, the Company publicly discloses that a Major Transaction has been consummated or may be consummated, the Buyer shall be entitled to the following payment equal to the Purchase Rate (determined as of the date of the Company Termination Notice assuming a Purchase Amount equal to the remaining Available Amount) multiplied by the amount, if any that (A) the arithmetic average of the Closing Sale Price for the Common Stock for the ten (10) Trading Days following either: (1) the public disclosure of the Major Transaction or (2) the consummation of the Major Transaction, as selected by the Buyer, exceeds (B) the Purchase Price determined as of the date the Company Termination is effected. Any payments under the previous sentence shall be made either in the form of cash or registered, freely tradable shares of Common Stock, eleven (11) Trading Days following either: (1) the public disclosure of the Major Transaction or (2) the consummation of the Major Transaction, as selected by the Buyer. To the extent that such payment has not been paid by the fifth (5th) Trading Date after its due date, the Buyer shall be entitled to interest in an amount equal to one percent (1.0%) of the unpaid amount per day, payable on demand. If paid in shares of Common Stock, the "dollar value" per share of Common Stock shall be the average of the Closing Sale Prices of the Common Stock for the five (5) consecutive Trading Days prior to the payment date.

            (vi) This Agreement shall automatically terminate on the date that the Company sells and the Buyer purchases Ten Million Dollars ($10,000,000) of Common Stock as provided herein, without any action or notice on the part of any party.

                  Except as set forth in Sections 11(k)(i) and 11(k)(vi), any termination of this Agreement pursuant to this Section 11(k) shall be effected by written notice from the Company to the Buyer, or the Buyer to the Company, as the case may be, setting forth the basis for the termination hereof. The representations and warranties of the Company and the Buyer contained in Sections 2 and 3 hereof, the indemnification provisions set forth in Section 8 hereof and the agreements and covenants set forth in Section 11, shall survive the Commencement and any termination of this Agreement. No termination of this Agreement shall effect the Company's or the Buyer's obligations under this Agreement with respect to pending purchases and the Company and the Buyer shall complete their respective obligations with respect to any pending purchases under this Agreement.

       (l) Financial Advisor, Placement Agent, Broker or Finder. The Company acknowledges to the Buyer that it has engaged Gruntal & Co., L.L.C. as its financial advisor in connection with the transactions contemplated hereby. The Company represents and warrants to the Buyer that it has not retained any other financial advisor, placement agent, broker or finder in connection with the transactions contemplated hereby. The Buyer represents and warrants to the Company that it has not engaged any financial advisor, placement agent, broker or finder in connection with the transactions contemplated hereby. The Company shall be responsible for the payment of any fees or commissions, if any, of any financial advisor, placement agent, broker or finder relating to or arising out of the transactions contemplated hereby. The Company shall pay, and hold the Buyer harmless against, any liability, loss or expense (including, without limitation, attorneys' fees and out of pocket expenses) arising in connection with any such claim.

       (m) No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

       (n) Remedies, Other Obligations, Breaches and Injunctive Relief. The Buyer's remedies provided in this Agreement shall be cumulative and in addition to all other remedies available to the Buyer under this Agreement, at law or in equity (including a decree of specific performance and/or other injunctive relief), no remedy of the Buyer contained herein shall be deemed a waiver of compliance with the provisions giving rise to such remedy and nothing herein shall limit the Buyer's right to pursue actual damages for any failure by the Company to comply with the terms of this Agreement. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Buyer and that the remedy at law for any such breach may be inadequate. The Company therefore agrees that, in the event of any such breach or threatened breach, the Buyer shall be entitled, in addition to all other available remedies, to an injunction restraining any breach, without the necessity of showing economic loss and without any bond or other security being required.

       (o) Changes to the Terms of this Agreement. This Agreement and any provision hereof may only be amended by an instrument in writing signed by the Company and the Buyer. The term "Agreement" and all reference thereto, as used throughout this instrument, shall mean this instrument as originally executed, or if later amended or supplemented, then as so amended or supplemented.

       (p) Enforcement Costs. If: (i) this Agreement is placed by the Buyer in the hands of an attorney for enforcement or is enforced by the Buyer through any legal proceeding; or (ii) an attorney is retained to represent the Buyer in any bankruptcy, reorganization, receivership or other proceedings affecting creditors' rights and involving a claim under this Agreement; or (iii) an attorney is retained to represent the Buyer in any other proceedings whatsoever in connection with this Agreement, then the Company shall pay to the Buyer, as incurred by the Buyer, all reasonable costs and expenses including attorneys' fees incurred in connection therewith, in addition to all other amounts due hereunder.

       (q) Failure or Indulgence Not Waiver. No failure or delay in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.

IN WITNESS WHEREOF, the Buyer and the Company have caused this Common Stock Purchase Agreement to be duly executed as of the date first written above.

THE COMPANY:

USURF AMERICA, INC.

By: /s/ David M. Loflin
Name: David M. Loflin
Title: President

BUYER:

FUSION CAPITAL FUND II, LLC
  BY: FUSION CAPITAL PARTNERS II, LLC
    BY: SGM HOLDINGS CORP.

By: /s/ Steven G. Martin
Name: Steven G. Martin
Title: President


           SCHEDULES

Schedule 3(a)     Subsidiaries
Schedule 3(c)     Capitalization
Schedule 3(e)     Conflicts
Schedule 3(f)     1934 Act Filings
Schedule 3(g)     Material Changes
Schedule 3(h)     Litigation
Schedule 3(m)     Intellectual Property
Schedule 3(o)     Liens
Schedule 3(s)     Certain Transactions


            EXHIBITS

Exhibit A   Form of Purchase Notice
Exhibit B   Form of Company Confirmation of Purchase Notice
Exhibit C   Form of Registration Rights Agreement
Exhibit D   Form of Company Counsel Opinion
Exhibit E   Form of Officer's Certificate
Exhibit F   Form of Resolutions of Board of Directors of the Company
Exhibit G   Form of Irrevocable Transfer Agent Instructions
Exhibit H   Form of Secretary's Certificate

       DISCLOSURE SCHEDULES

Schedule 3(a) - Subsidiaries
Schedule 3(c) - Capitalization
(i.)
(ii.)
(iii.)
(iv.)
(v.)
(vi.)
(vii.)
Schedule 3(e) - No Conflicts
Schedule 3(f) - 1934 Act Filings
Schedule 3(g) - Absence of Certain Changes
Schedule 3(h) - Litigation
Schedule 3(m) - Intellectual Property Rights
Schedule 3(o) - Title
Schedule 3(s) - Transactions with Affiliates


EXHIBIT A

FORM OF PURCHASE NOTICE

Reference is made to the Common Stock Purchase Agreement (the "Common Stock Purchase Agreement") between USURF AMERICA, INC. (the "Company") and FUSION CAPITAL FUND II, LLC dated __________. In accordance with and pursuant to the Common Stock Purchase Agreement, the undersigned hereby elects to purchase shares of common stock, par value $.0001 per share (the "Common Stock"), of the Company for the Available Amount indicated below of as of the date specified below.

Purchase Date:
Monthly Period Dates:
Initial Available Amount:                 $10,000,000.00
Monthly Base Amount:                      $400,000.00

Remaining Available Amount
prior to this purchase:                   $

Remaining Monthly Base Amount
prior to this purchase:                   $

Available Amount to be purchased:         $

Remaining Available Amount
after this purchase:                      $

Remaining Monthly Base Amount
after this purchase:                      $

Please confirm the following information:

Purchase Price per share:                 $
  ''  Fixed Purchase Price of $20.00
  ''  Low Sale Price on Date Hereof
  ''  Average of 3/15 Closing Sale Prices for _______($___), _______($___)
                                                and _______($___).

Number of shares of Common Stock to be issued:

Please issue the shares of Common Stock in the following name and to the following address:

Issue to:


Authorized Signature:
Name:
Title:
Phone #:

Broker DTC Participant Code:
Account Number* :

   * Note that receiving broker must initiate transaction on DWAC System.


EXHIBIT B

FORM OF COMPANY CONFIRMATION OF PURCHASE NOTICE

Reference is made to the Common Stock Purchase Agreement (the "Common Stock Purchase Agreement") between USURF AMERICA, INC. (the "Company") and FUSION CAPITAL FUND II, LLC dated ________. In accordance with and pursuant to the Common Stock Purchase Agreement, the undersigned hereby confirms and authorizes the issuance of shares of common stock, par value $.0001 per share (the "Common Stock") of the Company, in connection with the Purchase Notice (as defined in the Common Stock Purchase Agreement) attached hereto.
 Specifically, the Company hereby confirms the following information:


Purchase Date:
Monthly Period Dates:
Initial Available Amount:                 $10,000,000.00
Monthly Base Amount:                      $400,000.00

Remaining Available Amount
prior to this purchase:                   $

Remaining Monthly Base Amount
prior to this purchase:                   $

Available Amount to be purchased:         $

Remaining Available Amount
after this purchase:                      $

Remaining Monthly Base Amount
after this purchase:                      $

Purchase Price per share:                 $

Number of shares of Common
Stock to be issued:

The shares of Common Stock shall be issued in the name and to the address as set forth in the applicable Purchase Notice.


Authorized Signature
Name:
Title:
Phone #:
Fax #:


EXHIBIT C

FORM OF REGISTRATION RIGHTS AGREEMENT


[Sent separately]



EXHIBIT D

FORM OF COMPANY COUNSEL OPINION

Capitalized terms used herein but not defined herein, have the meaning set forth in the Common Stock Purchase Agreement. Based on the foregoing, and subject to the assumptions and qualifications set forth herein, we are of the opinion that:

  1. The Company is a corporation existing and in good standing under the laws of the State of Nevada. The Company is qualified to do business as a foreign corporation and is in good standing in the States of Louisiana.
  2. The Company has the corporate power to execute and deliver, and perform its obligations under, each Transaction Document to which it is a party. The Company has the corporate power to conduct its business as, to the best of our knowledge, it is now conducted, and to own and use the properties owned and used by it.
  3. The execution, delivery and performance by the Company of the Transaction Documents to which it is a party have been duly authorized by all necessary corporate action on the part of the Company. The execution and delivery of the Transaction Documents by the Company, the performance of the obligations of the Company thereunder and the consummation by it of the transactions contemplated therein have been duly authorized and approved by the Company's Board of Directors and no further consent, approval or authorization of the Company, its Board of Directors or its stockholders is required. The Transaction Documents to which the Company is a party have been duly executed and delivered by the Company and are the valid and binding obligations of the Company, enforceable against the Company in accordance with their terms except as such enforceability may be limited by general principals of equity or applicable bankruptcy, insolvency, liquidation or similar laws relating to, or affecting creditor's rights and remedies.
  4. The execution, delivery and performance by the Company of the Transaction Documents, the consummation by the Company of the transactions contemplated thereby including the offering, sale and issuance of the Commitment Shares, the Warrants and the Purchase Shares in accordance with the terms and conditions of the Common Stock Purchase Agreement, and fulfillment and compliance with terms of the Transaction Documents, does not and shall not: (i) conflict with, constitute a breach of or default (or an event which, with the giving of notice or lapse of time or both, constitutes or could constitute a breach or a default), under (a) the Certificate of Incorporation or the Bylaws of the Company, (b) any material agreement, note, lease, mortgage, deed or other material instrument to which to our knowledge the Company is a party or by which the Company or any of its assets are bound, (ii) result in any violation of any statute, law, rule or regulation applicable to the Company, or (iii) to our knowledge, violate any order, writ, injunction or decree applicable to the Company or any of its subsidiaries.
  5. The issuance of the Purchase Shares and Warrant Shares pursuant to the terms and conditions of the Transaction Documents has been duly authorized. 3,000,000 shares of Common Stock have been properly reserved for issuance under the Common Stock Purchase Agreement. 645,000 shares of Common Stock have been properly reserved for issuance under the Warrant Agreement. When issued and paid for in accordance with the Common Stock Purchase Agreement, the Purchase Shares shall be validly issued, fully paid and non-assessable, to our knowledge, free of all taxes, liens, charges, restrictions, rights of first refusal and preemptive rights. When issued and paid for in accordance with the Warrant Agreement, the Warrant Shares shall be validly issued, fully paid and non-assessable, to our knowledge, free of all taxes, liens, charges, restrictions, rights of first refusal and preemptive rights. To our knowledge, the execution and delivery of the Registration Rights Agreement do not, and the performance by the Company of its obligations thereunder shall not, give rise to any rights of any other person for the registration under the Securities Act of any shares of Common Stock or other securities of the Company which have not been waived.
  6. As of the date hereof, the authorized capital stock of the Company consists of (i) ___________ shares of common stock, par value $_____ per share, of which to our knowledge ___________ shares are issued and outstanding, and (ii) ________ shares of preferred stock, par value $_____ per share of which to our knowledge ________ shares are issued and outstanding. Except as set forth on Schedule 3(c) of the Common Stock Purchase Agreement, to our knowledge, there are no outstanding shares of capital stock or other securities convertible into or exchangeable or exercisable for shares of the capital stock of the Company.
  7. Assuming the accuracy of the representations and your compliance with the covenants made by you in the Transaction Documents, the offering, sale and issuance of the Commitment Shares and the Warrants to you pursuant to the Transaction Documents is exempt from registration under the 1933 Act and the securities laws and regulations of the States of Nevada and Louisiana.
  8. Other then which has been obtained and completed prior to the date hereof, no authorization, approval, consent, filing or other order of any federal or state governmental body, regulatory agency, or stock exchange or market, or any court, or, to our knowledge, any third party is required to be obtained by the Company to enter into and perform its obligations under the Transaction Documents or for the Company to issue and sell the Purchase Shares and Warrant Shares as contemplated by the Transaction Documents.
  9. The Common Stock is registered pursuant to Section 12(g) of the Exchange Act. To our knowledge, since January 1, 1999, the Company has been in compliance with the reporting requirements of the Exchange Act applicable to it. To our knowledge, since January 1, 1999, the Company has not received any written notice from the Principal Market stating that the Company has not been in compliance with any of the rules and regulations (including the requirements for continued listing) of the Principal Market.

  We further advise you that to our knowledge, except as disclosed on
Schedule 3(h) in the Common Stock Purchase Agreement, there is no action, suit, proceeding, inquiry or investigation before or by any court, public board or body, any governmental agency, any stock exchange or market, or self-regulatory organization, which has been threatened in writing or which is currently pending against the Company, any of its subsidiaries, any officers or directors of the Company or any of its subsidiaries or any of the properties of the Company or any of its subsidiaries.

  In addition, we have participated in the preparation of the SEC Documents and the Registration Statement (SEC File #________) covering the sale of the Purchase Shares, the Commitment Shares and the Warrant Shares including the prospectus dated ____________, contained therein and in conferences with officers and other representatives of the Company (including the Company's independent auditors) during which the contents of the SEC Documents, the Registration Statement and related matters were discussed and reviewed and, although we are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the SEC Documents or the Registration Statement, on the basis of the information that was developed in the course of the performance of the services referred to above, considered in the light of our understanding of the applicable law, nothing came to our attention that caused us to believe that the SEC Documents or the Registration Statement (other than the financial statements and schedules and the other financial and statistical data included therein, as to which we express no belief), as of their dates, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.


EXHIBIT E

FORM OF OFFICER'S CERTIFICATE

This Officer's Certificate ("Certificate") is being delivered pursuant to
Section 7(e) of that certain Common Stock Purchase Agreement dated as of _________, 2000 ("Common Stock Purchase Agreement"), by and between USURF AMERICA, INC., a Nevada corporation (the "Company"), and FUSION CAPITAL FUND II, LLC (the "Buyer"). Terms used herein and not otherwise defined shall have the meanings ascribed to them in the Common Stock Purchase Agreement.

The undersigned, ___________, ______________ of the Company, hereby certifies as follows:

  1. I am the _____________ of the Company and make the statements contained in this Certificate;

  2. The representations and warranties of the Company contained in the Common Stock Purchase Agreement are true and correct as of the date hereof;

  3. The Company has performed, satisfied and complied in all material respects with covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Company at or prior to the Commencement Date.

  IN WITNESS WHEREOF, I have hereunder signed my name on this ___ day of
___________.


	Name:
	Title:

The undersigned as Secretary of USURF America, Inc., a Nevada corporation, hereby certifies that ___________ is the duly elected, appointed, qualified and acting ________ of _________ and that the signature appearing above is his genuine signature.


Secretary


EXHIBIT F

FORM OF COMPANY RESOLUTIONS

  WHEREAS, there has been presented to the Board of Directors of USURF America, Inc., (the "Corporation") a draft of a Common Stock Purchase Agreement (the "Purchase Agreement") by and among the Corporation and Fusion Capital Fund II, LLC ("Fusion"), providing for the purchase by Fusion of up to Ten Million Dollars ($10,000,000) of the Corporation's common stock, par value $___ (the "Common Stock"); and

  WHEREAS, after careful consideration of the Purchase Agreement, the documents incident thereto and other factors deemed relevant by the Board of Directors, the Board of Directors has determined that it is advisable and in the best interests of the Corporation to engage in to transactions contemplated by the Purchase Agreement.

Transaction Documents

RESOLVED, that the transactions described in the Purchase Agreement are hereby approved and ____________________________________________ (the
"Authorized Officers") are severally authorized to execute and deliver the Purchase Agreement, and any other agreements or documents contemplated thereby (including, without limitation, a warrant agreement for the purchase of 645,000 shares of the Company's Common Stock (the "Warrant Agreement"), a registration rights agreement (the "Registration Rights Agreement") providing for the sale of the shares of the Company's Common Stock issuable in respect of the Purchase Agreement) on behalf of the Corporation, with such amendments, changes, additions and deletions as the Authorized Officers may deem to be appropriate and approve on behalf of, the Corporation, such approval to be conclusively evidenced by the signature of an Authorized Officer thereon; and

FURTHER RESOLVED, that the terms and provisions of the Warrant Agreement by and among the Corporation and Fusion are hereby approved and the Authorized Officers are authorized to execute and deliver the Warrant Agreement (pursuant to the terms of the Purchase Agreement), with such amendments, changes, additions and deletions as the Authorized Officer may deem appropriate and approve on behalf of, an Corporation, such approval to be conclusively evidenced by the signature of an Authorized Officer thereon; and

FURTHER RESOLVED, that the terms and provisions of the Registration Rights Agreement by and among the Corporation and Fusion are hereby approved and the Authorized Officers are authorized to execute and deliver the Registration Rights Agreement (pursuant to the terms of the Purchase Agreement), with such amendments, changes, additions and deletions as the Authorized Officer may deem appropriate and approve on behalf of, an Corporation, such approval to be conclusively evidenced by the signature of an Authorized Officer thereon; and

FURTHER RESOLVED, that the terms and provisions of the Form of Transfer
Agent Instructions (the "Instructions") are hereby approved and the Authorized Officers are authorized to execute and deliver the Instructions (pursuant to the terms of the Purchase Agreement), with such amendments, changes, additions and deletions as the Authorized Officers may deem appropriate and approve on behalf of, the Corporation, such approval to be conclusively evidenced by the signature of an Authorized Officer thereon; and

Execution of Purchase Agreement

FURTHER RESOLVED, that the Corporation be and it hereby is authorized to execute the Purchase Agreement providing for the purchase of common stock of the Corporation having an aggregate value of up to $10,000,000; and

Issuance of Common Stock

FURTHER RESOLVED, that the Corporation is hereby authorized to issue the Commitment Shares (as defined in the Purchase Agreement) and that, upon issuance of the Commitment Shares pursuant to the Purchase Agreement, the Commitment Shares shall be duly authorized, validly issued, fully paid and nonassessable with no personal liability attaching to the ownership thereof; and

FURTHER RESOLVED, that the Corporation is hereby authorized to issue 645,000 Warrant Shares (as defined in the Purchase Agreement) and that, upon issuance of the Warrant Shares pursuant to the Warrant Agreement, the Warrant Shares shall be duly authorized, validly issued, fully paid and nonassessable with no personal liability attaching to the ownership thereof; and

FURTHER RESOLVED, that the Corporation is hereby authorized to issue shares of Common Stock upon the purchase of shares of Common Stock up to the available amount under the Purchase Agreement (the "Purchase Shares") in accordance with the terms of the Purchase Agreement and that, upon issuance of the Purchase Shares pursuant to the Purchase Agreement, the Purchase Shares will be duly authorized, validly issued, fully paid and nonassessable with no personal liability attaching to the ownership thereof; and

FURTHER RESOLVED, that the Corporation shall initially reserve 3,000,000 shares of Common Stock for issuance as Purchase Shares under the Purchase Agreement.

FURTHER RESOLVED, that the Corporation shall initially reserve 645,000 shares of Common Stock for issuance as Warrant Shares under the Warrant Agreement.

Registration Statement

The management of the Corporation has prepared an initial draft of a Registration Statement on Form ___ (the "Registration Statement") in order to register the sale of the Purchase Shares, the Commitment Shares and the warrant Shares (collectively, the "Shares"); and

The Board of Directors has determined to approve the Registration Statement and to authorize the appropriate officers of the Corporation to take all such actions as they may deem appropriate to effect the offering; and

NOW, THEREFORE, BE IT RESOLVED, that the officers and directors of the Corporation be, and each of them hereby is, authorized and directed, with the assistance of counsel and accountants for the Corporation, to prepare, execute and file with the Securities and Exchange Commission (the "Commission") the Registration Statement, which Registration Statement shall be filed substantially in the form presented to the Board of Directors, with such changes therein as the Chief Executive Officer of the Corporation or any Vice President of the Corporation shall deem desirable and in the best interest of the Corporation and its shareholders (such officer's execution thereof including such changes shall be deemed to evidence conclusively such determination); and

FURTHER RESOLVED, that the officers of the Corporation be, and each of them hereby is, authorized and directed, with the assistance of counsel and accountants for the Corporation, to prepare, execute and file with the Commission all amendments, including post-effective amendments, and supplements to the Registration Statement, and all certificates, exhibits, schedules, documents and other instruments relating to the Registration Statement, as such officers shall deem necessary or appropriate (such officer's execution and filing thereof shall be deemed to evidence conclusively such determination); and

FURTHER RESOLVED, that the execution of the Registration Statement and of any amendments and supplements thereto by the officers and directors of the Corporation be, and the same hereby is, specifically authorized either personally or by the Authorized Officers as such officer's or director's true and lawful attorneys-in-fact and agents; and

FURTHER RESOLVED, that the Authorized Officers are hereby is designated as "Agent for Service" of the Corporation in connection with the Registration Statement and the filing thereof with the Commission, and the Authorized Officers hereby are, authorized to receive communications and notices from the Commission with respect to the Registration Statement; and

FURTHER RESOLVED, that the officers of the Corporation be, and each of them hereby is, authorized and directed to pay all fees, costs and expenses that may be incurred by the Corporation in connection with the Registration Statement; and

FURTHER RESOLVED, that it is desirable and in the best interest of the Corporation that the Shares be qualified or registered for sale in various states; that the officers of the Corporation be, and each of them hereby is, authorized to determine the states in which appropriate action shall be taken to qualify or register for sale all or such part of the Shares as they may deem advisable; that said officers be, and each of them hereby is, authorized to perform on behalf of the Corporation any and all such acts as they may deem necessary or advisable in order to comply with the applicable laws of any such states, and in connection therewith to execute and file all requisite papers and documents, including, but not limited to, applications, reports, surety bonds, irrevocable consents, appointments of attorneys for service of process and resolutions; and the execution by such officers of any such paper or document or the doing by them of any act in connection with the foregoing matters shall conclusively establish their authority therefor from the Corporation and the approval and ratification by the Corporation of the papers and documents so executed and the actions so taken; and

FURTHER RESOLVED, that if, in any state where the securities to be registered or qualified for sale to the public, or where the Corporation is to be registered in connection with the public offering of the Shares, a prescribed form of resolution or resolutions is required to be adopted by the Board of Directors, each such resolution shall be deemed to have been and hereby is adopted, and the Secretary is hereby authorized to certify the adoption of all such resolutions as though such resolutions were now presented to and adopted by the Board of Directors; and

FURTHER RESOLVED, that the officers of the Corporation with the assistance of counsel be, and each of them hereby is, authorized and directed to take all necessary steps and do all other things necessary and appropriate to effect the listing of the Shares on the American Stock Exchange.

Approval of Actions

RESOLVED, that, without limiting the foregoing, the Authorized Officers are, and each of them hereby is, authorized and directed to proceed on behalf of the Corporation and to take all such steps as deemed necessary or appropriate, with the advice and assistance of counsel, to cause the Corporation to consummate the agreements referred to herein and to perform its obligations under such agreements; and

RESOLVED, that the Authorized Officers be, and each of them hereby is, authorized, empowered and directed on behalf of and in the name of the Corporation, to take or cause to be taken all such further actions and to execute and deliver or cause to be executed and delivered all such further agreements, amendments, documents, certificates, reports, schedules, applications, notices, letters and undertakings and to incur and pay all such fees and expenses as in their judgment shall be necessary, proper or desirable to carry into effect the purpose and intent of any and all of the foregoing resolutions, and that all actions heretofore taken by any officer or director of the Corporation in connection with the transactions contemplated by the agreements described herein are hereby approved, ratified and confirmed in all respects.


EXHIBIT G

FORM OF TRANSFER AGENT INSTRUCTIONS

[Commencement Date]

[TRANSFER AGENT]
[Address]

Attn:

Ladies and Gentlemen:

Reference is made to that certain Common Stock Purchase Agreement (the "Common Stock Purchase Agreement"), dated as of ____________, 2000, by and between USURF AMERCIA, INC., a Nevada corporation (the "Company"), and FUSION CAPITAL FUND II, LLC (together with its assigns, the "Buyer"), pursuant to which the Company may sell to the Buyer up to Ten Million Dollars ($10,000,000) of the Company's common stock, par value $___ per share (the "Common Stock"). The shares of Common Stock to be purchased thereunder are referred to herein as, the "Purchase Shares." In addition, the Company has issued to the Buyer 645,000 common stock purchase warrants (the "Warrants") granting the Buyer the right to purchase from the Company 645,000 shares of Common Stock (the "Warrant Shares"). This letter shall serve as our irrevocable authorization and direction to you (provided that you are the transfer agent of the Company at such time) to issue the Purchase Shares to the Buyer from time to time upon surrender to you of a properly completed and duly executed Purchase Notice, in the form attached hereto as Exhibit I, and a Company Confirmation of Purchase Notice, in the form attached hereto as Exhibit II. This letter shall also serve as our irrevocable authorization and direction to you (provided that you are the transfer agent of the Company at such time) to issue the Warrant Shares to the Buyer from time to time upon surrender to you of a properly completed and duly executed Warrant Exercise Notice, in the form attached hereto as
Exhibit IV, and a Company Confirmation of Warrant Exercise Notice, in the form attached hereto as Exhibit V.

Specifically in regard to the issuance of Purchase Shares, upon receipt by the Company of a copy of a Purchase Notice, the Company shall as soon as practicable, but in no event later than one (1) Trading Day (as defined below) after receipt of such Purchase Notice, send, via facsimile, a Company Confirmation of Purchase Notice to the Buyer and to you, which confirmation shall constitute an irrevocable instruction to you to process such Purchase Notice in accordance with the terms of these instructions and the Company Confirmation of Purchase Notice. Upon your receipt of a copy of the executed Purchase Notice and a copy of the applicable Company Confirmation of Purchase Notice, you shall use your best efforts to, within one (1) Trading Day following the date of receipt of the Company Confirmation of Purchase Notice, (A) issue and surrender to a common carrier for overnight delivery to the address as specified in the Purchase Notice, a certificate, registered in the name of the Buyer or its designee, for the number of shares of Common Stock to which the Buyer shall be entitled as set forth in the Company Confirmation of Purchase Notice or (B) provided that (1) a registration statement is available for the sale of the Purchase Shares at the time of issuance of the respective Purchase Shares and (2) you are participating in The Depository Trust Company ("DTC") Fast Automated Securities Transfer Program, upon the request of the Buyer, credit such aggregate number of shares of Common Stock to which the Buyer shall be entitled to the Buyer's or its designee's balance account with DTC through its Deposit Withdrawal At Custodian ("DWAC") system provided the Buyer causes its bank or broker to initiate the DWAC transaction.
("Trading Day" shall mean any day on which the American Stock Exchange is open for customary trading.)

Specifically in regard to Warrant Shares, upon receipt by the Company of a copy of a Warrant Exercise Notice, the Company shall as soon as practicable, but in no event later than one (1) Trading Day after receipt of such Warrant Exercise Notice, send, via facsimile, a Company Confirmation of Warrant Exercise Notice to the Buyer and to you, which confirmation shall constitute an irrevocable instruction to you to process such Warrant Exercise Notice in accordance with the terms of these instructions and the Company Confirmation of Warrant Exercise Notice. Upon your receipt of a copy of the executed Warrant Exercise Notice and a copy of the applicable Company Confirmation of Warrant Exercise Notice, you shall use your best efforts to, within one (1) Trading Day following the date of receipt of the Company Confirmation of Warrant Exercise Notice, (A) issue and surrender to a common carrier for overnight delivery to the address as specified in the Purchase Notice, a certificate, registered in the name of the Buyer or its designee, for the number of shares of Common Stock to which the Buyer shall be entitled as set forth in the Company Confirmation of Purchase Notice or (B) provided that (1) a registration statement is available for the sale of the Warrant Shares at the time of issuance of the respective Warrant Shares and (2) you are participating in The DTC Fast Automated Securities Transfer Program, upon the request of the Buyer, credit such aggregate number of shares of Common Stock to which the Buyer shall be entitled to the Buyer's or its designee's balance account with DTC through its DWAC system provided the Buyer causes its bank or broker to initiate the DWAC transaction.

The Company hereby confirms to you and the Buyer that certificates representing the Purchase Shares or the Warrant Shares shall not bear any legend restricting transfer of the Purchase Shares thereby and should not be subject to any stop-transfer restrictions and shall otherwise be freely transferable on the books and records of the Company provided that the Company counsel delivers the Notice of Effectiveness set forth in Exhibit III attached hereto, and that if the Purchase Shares or Warrant Shares are not registered for sale under the Securities Act of 1933, as amended, then the certificates for the Purchase Shares or Warrant Shares shall bear the following legend:

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL, IN A FORM REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT."

The Company hereby confirms to you and the Buyer that no instructions other than as contemplated herein will be given to you by the Company with respect to the Purchase Shares or Warrant Shares.

Please be advised that the Buyer is relying upon this letter as an inducement to purchase shares of Common Stock under the Common Stock Purchase Agreement and, accordingly, the Buyer is a third party beneficiary to these instructions.

Should you have any questions concerning this matter, please contact me at (___) ___-____.

Very truly yours,

USURF AMERCIA, INC.

By:
Name:
Its:

ACKNOWLEDGED AND AGREED:
[TRANSFER AGENT]
By:
Name:
Title:
Date:

cc:	FUSION CAPITAL FUND II, LLC


EXHIBIT I
TO TRANSFER AGENT INSTRUCTIONS

FORM OF PURCHASE NOTICE

See attached.


[Attach Exhibit A to Common Stock Purchase Agreement.]


EXHIBIT II
TO TRANSFER AGENT INSTRUCTIONS

FORM OF COMPANY CONFIRMATION OF PURCHASE NOTICE


See attached.


[Attach Exhibit B to Common Stock Purchase Agreement.]


EXHIBIT III
TO TRANSFER AGENT INSTRUCTIONS

FORM OF NOTICE OF EFFECTIVENESS
OF REGISTRATION STATEMENT



[Date]


[TRANSFER AGENT]
[Address]



Attn:

Ladies and Gentlemen:

We are counsel to USURF AMERICA, INC., a Nevada corporation (the
"Company"), and have represented the Company in connection with that certain Common Stock Purchase Agreement (the "Common Stock Purchase Agreement") entered into by and among the Company and FUSION CAPITAL FUND
II, LLC (the "Buyer") pursuant to which (i) the Company may sell to the Buyer up to ___________ Dollars ($___________) of the Company's common stock, par value $____ per share (the "Common Stock" and the shares of Common Stock to be purchased thereunder are referred to herein as, the "Purchase Shares"), and (ii) the Company has agreed to issue to the Buyer _______ shares of Common Stock (the "Commitment Shares"). Pursuant to the Common Stock Purchase Agreement, the Company also has entered into a Warrant Agreement with the Buyer (the "Warrant Agreement") pursuant to which the Company has issued to the Buyer 645,000 common stock purchase warrants (the "Warrants") granting the Buyer the right to purchase from the Company 645,000 shares of Common Stock (the "Warrant Shares"). Pursuant to the Common Stock Purchase Agreement, the Company also has entered into a Registration Rights Agreement with the Buyer (the "Registration Rights Agreement") pursuant to which the Company agreed, among other things, to register the Purchase Shares, the Commitment Shares and the Warrant Shares under the Securities Act of 1933, as amended (the "1933 Act"). In connection with the Company's obligations under the Common Stock Purchase Agreement and the Registration Rights Agreement, on _____________, the Company filed a Registration Statement (File No. 333-_____________) (the "Registration Statement") with the Securities and Exchange Commission (the "SEC") relating to the sale of the Purchase Shares and the Commitment Shares.

In connection with the foregoing, we advise you that a member of the SEC's staff has advised us by telephone that the SEC has entered an order declaring the Registration Statement effective under the 1933 Act at [ENTER TIME OF EFFECTIVENESS] on [ENTER DATE OF EFFECTIVENESS] and we have no knowledge, after telephonic inquiry of a member of the SEC's staff, that any stop order suspending its effectiveness has been issued or that any proceedings for that purpose are pending before, or threatened by, the SEC and the Purchase Shares, the Commitment Shares and the Warrant Shares are available for sale under the 1933 Act pursuant to the Registration Statement.

The Buyer has confirmed it shall comply with all securities laws and regulations applicable to it including applicable prospectus delivery requirements upon sale of the Commitment Shares, the Warrant Shares or the Purchase Shares.


Very truly yours,

[Company Counsel]


By:

cc:	FUSION CAPITAL FUND II, LLC


EXHIBIT IV
TO TRANSFER AGENT INSTRUCTIONS

FORM OF WARRANT EXERCISE NOTICE


See attached.


[Attach Exhibit 1 to Warrant Agreement.]


EXHIBIT V
TO TRANSFER AGENT INSTRUCTIONS

FORM OF COMPANY CONFIRMATION WARRANT EXERCISE NOTICE


See attached.


[Attach Exhibit 2 to Warrant Agreement.]


EXHIBIT H

FORM OF SECRETARY'S CERTIFICATE

This Secretary's Certificate ("Certificate") is being delivered pursuant to
Section 7(k) of that certain Common Stock Purchase Agreement dated as of __________, 2000 ("Common Stock Purchase Agreement"), by and between USURF AMERICA, INC., a Nevada corporation (the "Company") and FUSION CAPITAL FUND II, LLC (the "Buyer"), pursuant to which the Company may sell to the Buyer up to Ten Million Dollars ($10,000,000) of the Company's Common Stock, par value $.0001 per share (the "Common Stock"). Terms used herein and not otherwise defined shall have the meanings ascribed to them in the Common Stock Purchase Agreement.

The undersigned, ____________, Secretary of the Company, hereby certifies as follows:

  1. I am the Secretary of the Company and make the statements contained in this Secretary's Certificate.

  2. Attached hereto as Exhibit A and Exhibit B are true, correct and complete copies of the Company's bylaws ("Bylaws") and Certificate of Incorporation ("Articles"), in each case, as amended through the date hereof, and no action has been taken by the Company, its directors, officers or shareholders, in contemplation of the filing of any further amendment relating to or affecting the Bylaws or Articles.

  3. Attached hereto as Exhibit C are true, correct and complete copies of the resolutions duly adopted by the Board of Directors of the Company on _____________, at which a quorum was present and acting throughout. Such resolutions have not been amended, modified or rescinded and remain in full force and effect and such resolutions are the only resolutions adopted by the Company's Board of Directors, or any committee thereof, or the shareholders of the Company relating to or affecting (i) the entering into and performance of the Common Stock Purchase Agreement, or the issuance, offering and sale of the Purchase Shares and the Commitment Shares and (ii) and the performance of the Company of its obligation under the Transaction Documents as contemplated therein.

  4. As of the date hereof, the authorized, issued and reserved capital stock of the Company is as set forth on Exhibit D hereto.

IN WITNESS WHEREOF, I have hereunder signed my name on this ___ day of
____________.


Secretary


The undersigned as ___________ of __________, a ________ corporation, hereby certifies that ____________ is the duly elected, appointed, qualified and acting Secretary of _________, and that the signature appearing above is his genuine signature.

------------
EXHIBIT 10.2
------------

                                  REGISTRATION RIGHTS AGREEMENT

     REGISTRATION RIGHTS AGREEMENT (this "Agreement"), dated as of October 9, 2000, by and between USURF AMERICA, INC., a Nevada corporation, (the "Company"), and FUSION CAPITAL FUND II, LLC (together with it permitted assigns, the "Buyer"). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Common Stock Purchase Agreement by and between the parties hereto dated as of October 9, 2000 (as amended, restated, supplemented or otherwise modified from time to time, the "Purchase Agreement").

                                            WHEREAS:

  A. The Company has agreed, upon the terms and subject to the conditions of the Purchase Agreement, to issue to the Buyer (i) up to Ten Million Dollars ($10,000,000) of the Company's common stock, par value $.0001 per share (the "Common Stock") (the "Purchase Shares"), and (ii) 800,000 shares of Common Stock as is required pursuant to Section 7(b) of the Purchase Agreement (the "Commitment Shares"); and

  B. The Company has issued to the Buyer 645,000 common stock purchase warrants (the "Warrants") granting the Buyer the right to purchase from the Company 645,000 shares of Common Stock (the "Warrant Shares"); and

  C. To induce the Buyer to enter into the Purchase Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the "1933 Act"), and applicable state securities laws.

  NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Buyer hereby agree as follows:

     1.  DEFINITIONS.

     As used in this Agreement, the following terms shall have the following meanings:

       a. "Investor" means the Buyer, any transferee or assignee thereof to whom a Buyer assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Section 9 and any transferee or assignee thereof to whom a transferee or assignee assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Section 9.

       b. "Person" means any person or entity including any corporation, a limited liability company, an association, a partnership, an organization, a business, an individual, a governmental or political subdivision thereof or a governmental agency.

       c. "Register," "registered," and "registration" refer to a registration effected by preparing and filing one or more registration statements of the Company in compliance with the 1933 Act and pursuant to Rule 415 under the 1933 Act or any successor rule providing for offering securities on a continuous basis ("Rule 415"), and the declaration or ordering of effectiveness of such registration statement(s) by the United States Securities and Exchange Commission (the "SEC").

       d. "Registrable Securities" means collectively: (1) the Purchase Shares which have been, or which may from time to time be, issued or issuable upon purchases of the Available Amount under the Purchase Agreement (without regard to any limitation or restriction on purchases),
(2) the Warrant Shares which have been, or which may from time to time be, issued or issuable upon exercise of the Warrants under the Warrant Agreement (without regard to any limitation or restriction on exercise), and (3) the 800,000 Commitment Shares issued to the Investor at or prior to the Commencement, and any shares of capital stock issued or issuable with respect to the Purchase Shares, the Commitment Shares, Warrant Shares or the Purchase Agreement or the Warrant Agreement as a result of any stock split, stock dividend, recapitalization, exchange or similar event or otherwise, without regard to any limitation on purchases under the Purchase Agreement or exercise under the Warrant Agreement.

       e. "Registration Statement" means the registration statement of the Company which the Company has agreed to file pursuant to Section 4(a) of the Purchase Agreement with respect to the sale of the Registrable Securities.

     2.  REGISTRATION.

       a. Mandatory Registration. The Company shall use best efforts to keep the Registration Statement effective pursuant to Rule 415 promulgated under the 1933 Act and available for sales of all of the Registrable Securities at all times until the earlier of (i) the date as of which the Investor may sell all of the Registrable Securities without restriction pursuant to Rule 144(k) promulgated under the 1933 Act (or successor thereto) or (ii) the date on which (A) the Investor shall have sold all the Registrable Securities and no available amount remains under the Purchase Agreement (the "Registration Period"). The Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

       b. Rule 424 Prospectus. The Company shall, as required by applicable securities regulations, from time to time file with the SEC, pursuant to Rule 424 promulgated under the 1933 Act, the prospectus and prospectus supplements, if any, to be used in connection with sales of the Registrable Securities under the Registration Statement. The Investor and its counsel shall have a reasonable opportunity to review and comment upon such prospectus prior to its filing with the SEC. The Investor shall use its reasonable best efforts to comment upon such prospectus within one (1) Trading Day from the date the Investor receives the final version of such prospectus.

       c. Sufficient Number of Shares Registered. In the event the number of shares available under the Registration Statement is insufficient to cover all of the Registrable Securities, the Company shall amend the Registration Statement or file a new registration statement (a "New Registration Statement"), so as to cover all of such Registrable Securities as soon as practicable, but in any event not later than ten (10) Trading Days after the necessity therefor arises. The Company shall use it best efforts to cause such amendment and/or New Registration Statement to become
effective as soon as practicable following the filing thereof.   The
Investor and its counsel shall have a reasonable opportunity to review and comment upon any such amendment and/or New Registration Statement prior to its filing with the SEC. The Investor shall use its reasonable best efforts to comment upon any such amendment and/or New Registration Statement within two (2) Trading Days from the date the Investor receives the final version of any such amendment and/or New Registration Statement.

     3.  RELATED OBLIGATIONS.

     With respect to the Registration Statement and whenever any Registrable Securities are to be registered pursuant to Section 2(b) including on any New Registration Statement, the Company shall use its reasonable best efforts to effect the registration of the Registrable Securities in accordance with the intended method of disposition thereof and, pursuant thereto, the Company shall have the following obligations:

       a. The Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to any registration statement and the prospectus used in connection with such registration statement, which prospectus is to be filed pursuant to Rule 424 promulgated under the 1933 Act, as may be necessary to keep the Registration Statement or any New Registration Statement effective at all times during the Registration Period, and, during such period, comply with the provisions of the 1933 Act with respect to the disposition of all Registrable Securities of the Company covered by the Registration Statement or any New Registration Statement until such time as all of such Registrable Securities shall have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in such registration statement.

       b. The Company shall permit the Investor to review and comment upon the Registration Statement or any New Registration Statement and all amendments and supplements thereto at least two (2) Trading Days prior to their filing with the SEC, and not file any document in a form to which Investor reasonably objects. The Investor shall use its reasonable best efforts to comment upon the Registration Statement or any New Registration Statement and any amendments or supplements thereto within two (2) Trading Days from the date the Investor receives the final version thereof. The Company shall furnish to the Investor, without charge any correspondence from the SEC or the staff of the SEC to the Company or its representatives relating to the Registration Statement or any New Registration Statement.

       c. The Company shall furnish to the Investor, (i) promptly after the same is prepared and filed with the SEC, at least one copy of such registration statement and any amendment(s) thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits, (ii) upon the effectiveness of any registration statement, ten (10) copies of the prospectus included in such registration statement and all amendments and supplements thereto (or such other number of copies as the Investor may reasonably request) and (iii) such other documents, including copies of any preliminary or final prospectus, as the Investor may reasonably request from time to time in order to facilitate the disposition of the Registrable Securities owned by the Investor.

       d. The Company shall use reasonable best efforts to (i) register and qualify the Registrable Securities covered by a registration statement under such other securities or "blue sky" laws of such jurisdictions in the United States as the Investor reasonably requests, (ii) prepare and file in those jurisdictions, such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (x) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(d), (y) subject itself to general taxation in any such jurisdiction, or (z) file a general consent to service of process in any such jurisdiction. The Company shall promptly notify the Investor who holds Registrable Securities of the receipt by the Company of any notification with respect to the suspension of the registration or qualification of any of the Registrable Securities for sale under the securities or "blue sky" laws of any jurisdiction in the United States or its receipt of actual notice of the initiation or threatening of any proceeding for such purpose.

       e. As promptly as practicable after becoming aware of such event or facts, the Company shall notify the Investor in writing of the happening of any event or existence of such facts as a result of which the prospectus included in any registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and promptly prepare a supplement or amendment to such registration statement to correct such untrue statement or omission, and deliver ten
(10) copies of such supplement or amendment to the Investor (or such other number of copies as the Investor may reasonably request). The Company shall also promptly notify the Investor in writing (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed, and when a registration statement or any post-effective amendment has become effective (notification of such effectiveness shall be delivered to the Investor by facsimile on the same day of such effectiveness and by overnight mail), (ii) of any request by the SEC for amendments or supplements to any registration statement or related prospectus or related information, and (iii) of the Company's reasonable determination that a post-effective amendment to a registration statement would be appropriate.

       f. The Company shall use its reasonable best efforts to prevent the issuance of any stop order or other suspension of effectiveness of any registration statement, or the suspension of the qualification of any Registrable Securities for sale in any jurisdiction and, if such an order or suspension is issued, to obtain the withdrawal of such order or suspension at the earliest possible moment and to notify the Investor of the issuance of such order and the resolution thereof or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

       g. The Company shall (i) cause all the Registrable Securities to be listed on each securities exchange on which securities of the same class or series issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange, or (ii) secure designation and quotation of all the Registrable Securities on the Nasdaq SmallCap System. The Company shall pay all fees and expenses in connection with satisfying its obligation under this Section.

       h. The Company shall cooperate with the Investor to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legend) representing the Registrable Securities to be offered pursuant to any registration statement and enable such certificates to be in such denominations or amounts as the Investor may reasonably request and registered in such names as the Investor may request.

       i. The Company shall at all times provide a transfer agent and registrar with respect to its Common Stock.

       j. If reasonably requested by the Investor, the Company shall (i) immediately incorporate in a prospectus supplement or post-effective amendment such information as the Investor believes should be included therein relating to the sale and distribution of Registrable Securities, including, without limitation, information with respect to the number of Registrable Securities being sold, the purchase price being paid therefor and any other terms of the offering of the Registrable Securities; (ii) make all required filings of such prospectus supplement or post-effective amendment as soon as notified of the matters to be incorporated in such prospectus supplement or post-effective amendment; and (iii) supplement or make amendments to any registration statement.

       k. The Company shall use its reasonable best efforts to cause the Registrable Securities covered by the any registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to consummate the disposition of such Registrable Securities.

       l. Within one (1) Trading Day after any registration statement which includes the Registrable Securities is ordered effective by the SEC, the Company shall deliver, and shall cause legal counsel for the Company to deliver, to the transfer agent for such Registrable Securities (with copies to the Investor) confirmation that such registration statement has been declared effective by the SEC in the form attached hereto as Exhibit A.

       m. The Company shall take all other reasonable actions necessary to expedite and facilitate disposition by the Investor of Registrable Securities pursuant to any registration statement.

     4.  OBLIGATIONS OF THE INVESTOR.

       a. The Company shall notify the Investor in writing of the information the Company reasonably requires from the Investor in connection with any registration statement hereunder. The Investor shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request.

       b. The Investor agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of any registration statement hereunder.

       c. The Investor agrees that, upon receipt of any notice from the Company of the happening of any event or existence of facts of the kind described in Section 3(f) or the first sentence of 3(e), the Investor will immediately discontinue disposition of Registrable Securities pursuant to any registration statement(s) covering such Registrable Securities until the Investor's receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(f) or the first sentence of 3(e). Notwithstanding anything to the contrary, the Company shall cause its transfer agent to promptly deliver shares of Common Stock without any restrictive legend in accordance with the terms of the Purchase Agreement in connection with any sale of Registrable Securities with respect to which an Investor has entered into a contract for sale prior to the Investor's receipt of a notice from the Company of the happening of any event of the kind described in Section 3(f) or the first sentence of 3(e) and for which the Investor has not yet settled.

     5.  EXPENSES OF REGISTRATION.

     All reasonable expenses, other than sales or brokerage commissions, incurred in connection with registrations, filings or qualifications pursuant to Sections 2 and 3, including, without limitation, all registration, listing and qualifications fees, printers and accounting fees, and fees and disbursements of counsel for the Company, shall be paid by the Company.

     6.  INDEMNIFICATION.

       a. To the fullest extent permitted by law, the Company will, and hereby does, indemnify, hold harmless and defend the Investor, each Person, if any, who controls the Investor, the members, the directors, officers, partners, employees, agents, representatives of the Investor and each Person, if any, who controls the Investor within the meaning of the 1933 Act or the Securities Exchange Act of 1934, as amended (the "1934 Act") (each, an "Indemnified Person"), against any losses, claims, damages, liabilities, judgments, fines, penalties, charges, costs, attorneys' fees, amounts paid in settlement or expenses, joint or several, (collectively, "Claims") incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency, body or the SEC, whether pending or threatened, whether or not an indemnified party is or may be a party thereto ("Indemnified Damages"), to which any of them may become subject insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in the Registration Statement, any New Registration Statement or any post-effective amendment thereto or in any filing made in connection with the qualification of the offering under the securities or other "blue sky" laws of any jurisdiction in which Registrable Securities are offered ("Blue Sky Filing"), or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the effective date of such registration statement, or contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading, (iii) any violation or alleged violation by the Company of the 1933 Act, the 1934 Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities pursuant to the Registration Statement or any New Registration Statement or (iv) any material violation of this Agreement (the matters in the foregoing clauses (i) through (iv) being, collectively, "Violations"). The Company shall reimburse each Indemnified Person promptly as such expenses are incurred and are due and payable, for any legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a): (i) shall not apply to a Claim by an Indemnified Person arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by such Indemnified Person expressly for use in connection with the preparation of the Registration Statement, any New Registration Statement or any such amendment thereof or supplement thereto, if such prospectus was timely made available by the Company pursuant to Section 3(c); (ii) with respect to any preliminary prospectus, shall not inure to the benefit of any such person from whom the person asserting any such Claim purchased the Registrable Securities that are the subject thereof (or to the benefit of any person controlling such person) if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected in the prospectus, as then amended or supplemented, if such prospectus was timely made available by the Company pursuant to Section 3(c), and the Indemnified Person was promptly advised in writing not to use the incorrect prospectus prior to the use giving rise to a violation and such Indemnified Person, notwithstanding such advice, used it; (iii) shall not be available to the extent such Claim is based on a failure of the Investor to deliver or to cause to be delivered the prospectus made available by the Company, if such prospectus was timely made available by the Company pursuant to Section 3(c); and (iv) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the Investor pursuant to Section 9.

       b. In connection with the Registration Statement or any New Registration Statement, the Investor agrees to severally and not jointly indemnify, hold harmless and defend, to the same extent and in the same manner as is set forth in Section 6(a), the Company, each of its directors, each of its officers who signs the Registration Statement or any New Registration Statement, each Person, if any, who controls the Company within the meaning of the 1933 Act or the 1934 Act (collectively and together with an Indemnified Person, an "Indemnified Party"), against any Claim or Indemnified Damages to which any of them may become subject, under the 1933 Act, the 1934 Act or otherwise, insofar as such Claim or Indemnified Damages arise out of or are based upon any Violation, in each case to the extent, and only to the extent, that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by the Investor expressly for use in connection with such registration statement; and, subject to Section 6(d), the Investor will reimburse any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 6(b) and the agreement with respect to contribution contained in Section 7 shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Investor, which consent shall not be unreasonably withheld; provided, further, however, that the Investor shall be liable under this Section 6(b) for only that amount of a Claim or Indemnified Damages as does not exceed the net proceeds to the Investor as a result of the sale of Registrable Securities pursuant to such registration statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registrable Securities by the Investor pursuant to Section 9.

       c. Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 6 of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving a Claim, such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this
Section 6, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be; provided, however, that an Indemnified Person or Indemnified Party shall have the right to retain its own counsel with the fees and expenses to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding. The Indemnified Party or Indemnified Person shall cooperate fully with the indemnifying party in connection with any negotiation or defense of any such action or claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnified Party or Indemnified Person which relates to such action or claim. The indemnifying party shall keep the Indemnified Party or Indemnified Person fully apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its written consent, provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent. No indemnifying party shall, without the consent of the Indemnified Party or Indemnified Person, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party or Indemnified Person of a release from all liability in respect to such claim or litigation. Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the Indemnified Party or Indemnified Person with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this
Section 6, except to the extent that the indemnifying party is prejudiced in its ability to defend such action.

       d. The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Indemnified Damages are incurred.

       e. The indemnity agreements contained herein shall be in addition to (i) any cause of action or similar right of the Indemnified Party or Indemnified Person against the indemnifying party or others, and (ii) any liabilities the indemnifying party may be subject to pursuant to the law.

     7.  CONTRIBUTION.

     To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however, that: (i) no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any seller of Registrable Securities who was not guilty of fraudulent misrepresentation; and (ii) contribution by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities.

     8.  REPORTS AND DISCLOSURE UNDER THE SECURITIES ACTS.

     With a view to making available to the Investor the benefits of Rule 144 promulgated under the 1933 Act or any other similar rule or regulation of the SEC that may at any time permit the Investor to sell securities of the Company to the public without registration ("Rule 144"), the Company agrees to:

       a. make and keep public information available, as those terms are understood and defined in Rule 144;

       b. file with the SEC in a timely manner all reports and other documents required of the Company under the 1933 Act and the 1934 Act so long as the Company remains subject to such requirements and the filing of such reports and other documents is required for the applicable provisions of Rule 144; and

       c. furnish to the Investor so long as the Investor owns Registrable Securities, promptly upon request, (i) a written statement by the Company that it has complied with the reporting and or disclosure provisions of Rule 144, the 1933 Act and the 1934 Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested to permit the Investor to sell such securities pursuant to Rule 144 without registration.

     9.  ASSIGNMENT OF REGISTRATION RIGHTS.

     The rights under this Agreement shall be automatically assignable by the Investor to any transferee of all or any portion of Registrable Securities if: (i) the Investor agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment; (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (a) the name and address of such transferee or assignee, and (b) the securities with respect to which such registration rights are being transferred or assigned; (iii) immediately following such transfer or assignment the further disposition of such securities by the transferee or assignee is restricted under the 1933 Act and applicable state securities laws; (iv) at or before the time the Company receives the written notice contemplated by clause (ii) of this sentence the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein; and (v) such transfer shall have been made in accordance with the applicable requirements of the Master Facility Agreement.

     10.  AMENDMENT OF REGISTRATION RIGHTS.

     Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Investor.

     11.  MISCELLANEOUS.

       a. A Person is deemed to be a holder of Registrable Securities whenever such Person owns or is deemed to own of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more Persons with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.

       b. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one (1) Trading Day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

              If to the Company:
              USURF America, Inc.
              8748 Quarters Lake Road
              Baton Rouge, Louisiana 70809
              Telephone:  (225) 922-7744
              Facsimile:  (225) 922-9123
              Attention:  David Loflin

              With a copy to:
              Newlan & Newlan
              819 Ofice Park Circle
              Lewisville, Texas 75057
              Telephone:  (972) 353- 3880
              Facsimile:  (972) 353 - 8304
              Attention:  Eric Newlan

              If to the Investor:
              Fusion Capital Fund II, LLC
              222 Merchandise Mart Plaza, Suite 9-112
              Chicago, IL 60654
              Telephone:  312-644-6644
              Facsimile:  312-644-6244
              Attention:  Steven G.  Martin

           or at such other address and/or facsimile number and/or to the attention of such other person as the recipient party has specified by written notice given to each other party three (3) Trading Days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender's facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by a nationally recognized overnight delivery service, shall be rebuttable evidence of personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause
(i), (ii) or (iii) above, respectively.

       c. Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

       d. The corporate laws of the State of Nevada shall govern all issues concerning the relative rights of the Company and its stockholders. All other questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of Illinois, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Illinois or any other jurisdictions) that would cause the application of the laws of any
jurisdictions other than the State of Illinois.   Each party hereby
irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting the City of Chicago, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

       e. This Agreement, and the Purchase Agreement constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement and the Purchase Agreement supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.

       f. Subject to the requirements of Section 9, this Agreement shall inure to the benefit of and be binding upon the permitted successors and assigns of each of the parties hereto.

       g. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

       h. This Agreement may be executed in identical counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

       i. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

       j. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent and no rules of strict construction will be applied against any party.

       k. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

  IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of day and year first above written.

THE COMPANY:

USURF AMERICA, INC.

By: /s/ David M. Loflin
Name: David M. Loflin
Title: President

BUYER:

FUSION CAPITAL FUND II, LLC
  BY: FUSION CAPITAL PARTNERS II, LLC
    BY: SGM HOLDINGS CORP.

By: /s/ Steven G. Martin
Name: Steven G. Martin
Title: President


EXHIBIT A

TO REGISTRATION RIGHTS AGREEMENT

FORM OF NOTICE OF EFFECTIVENESS
OF REGISTRATION STATEMENT



[Date]


[TRANSFER AGENT]
[Address]



Attn:

Ladies and Gentlemen:

We are counsel to USURF AMERICA, INC., a Nevada corporation (the
"Company"), and have represented the Company in connection with that certain Common Stock Purchase Agreement (the "Common Stock Purchase Agreement") entered into by and among the Company and FUSION CAPITAL FUND
II, LLC (the "Buyer") pursuant to which (i) the Company may sell to the Buyer up to ___________ Dollars ($___________) of the Company's common stock, par value $____ per share (the "Common Stock" and the shares of Common Stock to be purchased thereunder are referred to herein as, the "Purchase Shares"), and (ii) the Company has agreed to issue to the Buyer _______ shares of Common Stock (the "Commitment Shares"). Pursuant to the Common Stock Purchase Agreement, the Company also has entered into a Warrant Agreement with the Buyer (the "Warrant Agreement") pursuant to which the Company has issued to the Buyer 645,000 common stock purchase warrants (the "Warrants") granting the Buyer the right to purchase from the Company 645,000 shares of Common Stock (the "Warrant Shares"). Pursuant to the Common Stock Purchase Agreement, the Company also has entered into a Registration Rights Agreement with the Buyer (the "Registration Rights Agreement") pursuant to which the Company agreed, among other things, to register the Purchase Shares, the Commitment Shares and the Warrant Shares under the Securities Act of 1933, as amended (the "1933 Act"). In connection with the Company's obligations under the Common Stock Purchase Agreement and the Registration Rights Agreement, on _____________, the Company filed a Registration Statement (File No. 333-_____________) (the "Registration Statement") with the Securities and Exchange Commission (the "SEC") relating to the sale of the Purchase Shares and the Commitment Shares.

In connection with the foregoing, we advise you that a member of the SEC's staff has advised us by telephone that the SEC has entered an order declaring the Registration Statement effective under the 1933 Act at [ENTER TIME OF EFFECTIVENESS] on [ENTER DATE OF EFFECTIVENESS] and we have no knowledge, after telephonic inquiry of a member of the SEC's staff, that any stop order suspending its effectiveness has been issued or that any proceedings for that purpose are pending before, or threatened by, the SEC and the Purchase Shares, the Commitment Shares and the Warrant Shares are available for sale under the 1933 Act pursuant to the Registration Statement.

The Buyer has confirmed it shall comply with all securities laws and regulations applicable to it including applicable prospectus delivery requirements upon sale of the Commitment Shares, the Warrant Shares or the Purchase Shares.


Very truly yours,

[Company Counsel]


By:

cc:	FUSION CAPITAL FUND II, LLC

------------
EXHIBIT 10.3
------------

PRESS RELEASE

USURF America Signs $10 Million Common Stock Purchase Agreement With Fusion Capital

BATON ROUGE, La.--(BUSINESS WIRE)--Oct. 10, 2000--USURF America, Inc.(AMEX:UAX - news), a provider of Fixed-Wireless Internet access products, including Quick-Cell, announced today that it has entered into a $10 million common stock purchase agreement with Fusion Capital Fund II, LLC, a Chicago based institutional investor. USURF shall use the proceeds to begin the build-out of USURF-owned Quick-Cell systems in targeted cites and to continue its aggressive marketing of turn-key Quick-Cell systems to the thousands of Competitive Local Exchange Carriers (CLECs), independent and other telcos, DSL providers and Internet service providers.

USURF's investment banker, Gruntal & Co., L.L.C., acted as placement agent in the transaction with Fusion Capital Fund II, LLC.

``This capital commitment demonstrates significant confidence in USURF and in our Quick-Cell system. We are continuing to aggressively market our Fixed-Wireless Internet access products and continue to be very pleased with the progress of our Quick-Cell wireless Internet system,'' Commented David M. Loflin, President and founder of USURF. ``We expect Fusion Capital to be a valuable and long-term financial partner,'' added Loflin.

Fusion Capital Fund II, LLC is a broad based investment fund, based in Chicago, Illinois. Fusion Capital offers a wide range of investment products ranging from special situation financing to long-term strategic capital.

For information about USURF America and its Fixed-Wireless Internet access products, please visit its Web site at www.usurf.com.

About USURF America

USURF America has developed ``Quick-Cell'' one of the most flexible fixed-wireless Internet access delivery solutions on the market, one which operates in unlicensed spectrum and can be easily and inexpensively deployed, often in a matter of hours. Quick-Cell's bandwidth speed is scalable, up to and including T1-line equivalent, and bandwidth usage by customers can be monitored and controlled from a single location with USURF America's proprietary software. Quick-Cell service also has so-called voice over Internet (VOIP) capability.

This news release includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The statements involve a number of known and unknown risks and uncertainties that may cause USURF America's actual results or outcomes to be materially different from those anticipated and discussed in this press release. These risks and uncertainties include its historical lack of profitability, the need for additional capital with which to pursue its plan of business, end-use customers' acceptance of new products and actual demand, all which may differ significantly from expectations, the need for USURF America to manage its growth, and other risks associated with a development-stage company.


-------------------------------------------------------------------------
Contact:

     USURF America Inc., Baton Rouge
     James Kaufman, 805/493-9273
     jkaufman@usurf.com